AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON JUNE 18, 2015

File No.  333-201441
File No.  811-23023

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

PRE-EFFECTIVE AMENDMENT NO. __  [   ]

POST-EFFECTIVE AMENDMENT NO.   1    [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

AMENDMENT NO. _3_  [X]

MONTAGE MANAGERS TRUST
(Exact Name of Registrant as Specified in Charter)

11300 Tomahawk Creek Parkway
Suite 200
Leawood, Kansas 66211
(Address of Principal Executive Offices, Zip Code)

913-378-9956
(Registrant’s Telephone Number, including Area Code)

Corporation Trust Company
1209 Orange Street
Wilmington, Delaware 19801
(Name and Address of Agent for Service)

Copies to:

Christopher D. Long Montage Managers Trust 2000 Shawnee Mission Parkway Suite 300 Mission Woods, Kansas 66205	Michael Glazer Morgan, Lewis & Bockius LLP 355 South Grand Avenue Suite 4400 Los Angeles, California 90071-3106

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b) of rule 485
[ ]	on (date) pursuant to paragraph (b)(1)(v) of rule 485
[ ]	60 days after filing pursuant to paragraph (a)(1) of rule 485
[ ]	on (date) pursuant to paragraph (a)(1) of rule 485
[X]	75 days after filing pursuant to paragraph (a)(2) of rule 485
[ ]	on (date) pursuant to paragraph (a)(2) of rule 485

Subject to completion.  The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the u.s. Securities and exchange commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Montage Managers Trust

Prospectus

_______, 2015

Palmer Square CLO Debt Fund
Ticker Symbol:

Principal Listing Exchange for the Fund: NYSE Arca

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

About This Prospectus

This Prospectus has been arranged into different sections so that you can easily review this important information.  For detailed information about the Fund, please see:

Palmer Square CLO Debt Fund

Investment Objective

The Palmer Square CLO Debt Fund (the “CLO Debt Fund” or the “Fund”) seeks to track the investment results, before fees and expenses, of an index composed of U.S. dollar-denominated,  collateralized loan obligation (“CLO”) debt securities rated at the time of issuance as A, BBB or BB (or an equivalent rating).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	XX%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[1]	XX%
Total Annual Fund Operating Expenses	XX%

[1]	Other Expenses are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years
$XX	$XX

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account at the shareholder level.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

The CLO Debt Fund seeks to track the investment results of the Palmer Square Collateralized Loan Obligation Debt Index (the “Underlying CLO Debt Index” or the “Underlying Index”), which is provided to the Fund by Palmer Square Capital Management LLC (the “Adviser”), the Fund’s investment adviser. The Underlying Index is a rules-based, total return index for collateralized loan obligation (“CLO”) debt for sale in the United States, rated at the time of issuance (“Original-Rated”) as A, BBB or BB (or an equivalent rating).  CLOs are trusts or other special purpose entities which primarily issue debt securities in individually-rated “tranches,” divided according to levels of seniority, which are typically collateralized by a pool of assets (for the Fund, loans as described below).  CLO debt that is rated AAA is first to receive the interest and principal that is paid off the loans and is also the last to suffer credit loss should any loan default.  After the AAA CLO debt is paid what is owed, the interest then flows to the AA CLO debt, and so on.

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Although the CLO debt included in the Index is Original-Rated A, BBB or BB (or an equivalent rating), because of downgrades before or after inclusion on the Index, the CLO debt may not retain its original rating. As a result, the Underlying Index may include CLO debt rated below A, BBB or BB.  In addition, the loans the CLOs hold may be rated below investment grade (often referred to as “junk”). The loans the CLOs in the Index hold focus on senior secured first lien loans.  These loans rank at the top of the issuer’s capital structure in terms of priority payment, ahead of any subordinated debt or the issuer’s common equity.  These loans are secured by a lien on most, if not all, of the issuer’s assets.  Further, the issuer typically enters into a credit agreement that restricts what the issuer can and cannot do without the lender’s approval and often requires the issuer meet certain ongoing financial covenants.

The Underlying CLO Debt Index is a benchmark that seeks to provide a broad representation of and track the market for U.S. dollar denominated arbitrage CLOs backed by broadly syndicated leveraged loans.  Arbitrage CLOs are CLOs that attempt to capture the positive spread between holding a portfolio of higher yielding, higher risk assets, often rated below investment grade, and issuing lower cost, higher rated CLO debt to purchase such assets. Arbitrage CLOs therefore attempt to generate a profit from the difference between the yield on the underlying assets and the yield on the issued CLO debt.  The following types of arbitrage CLOs are not eligible for inclusion in the Underlying CLO Debt Index: “middle-market” CLOs, collateralized by loans to small or medium-sized firms and/or by loans of a small or medium size; asset-backed CDOs, collateralized by residential, commercial or consumer credit loans; emerging market CLOs, collateralized by loans to or securities of emerging markets issuers; “Balance Sheet” CLOs, CLOs issued by companies for financing purposes and where the issuer originates the loans; and  CLOs that are in default or are subject to early amortization resulting from a breach of financial covenants or similar circumstances. If a CLO enters default while a component of the Underlying Index, it will be removed from the Underlying Index.

The loans collateralizing the CLOs tracked by the Underlying CLO Debt Index are made by banks or other financial intermediaries and include U.S. and non-U.S. senior secured first-lien or second-lien loans, including loans that may be rated below investment grade (often referred to as “junk”) or equivalent unrated loans.  Except as otherwise described in this prospectus, there is no limit on the sizes, types, credit ratings or domiciles of borrowers, or on the principal amounts or the terms of such loans.  Only CLO tranches backed by loans with floating interest rates are eligible for inclusion in the Underlying CLO Debt Index.  Tranches backed by revolving or delayed draw loans, equity tranches, multiple tranches combined into a single debt issuance (“combo” tranches), fixed-rate tranches and “step-up” tranches (that provide an increase in rate of return over a period of time) are excluded from Underlying CLO Debt Index.

Components of the Underlying CLO Debt Index are selected using rules-based criteria, as determined by Palmer Square Capital Management LLC (“Palmer Square” or the “Adviser”).  In addition to being Original-Rated A, BBB or BB, CLO debt eligible for inclusion in the Underlying CLO Debt Index must be issued on or after January 1, 2009, following the financial crisis of 2008.  Underlying Index components must include debt issued by CLOs managed by managers who manage at least three outstanding CLOs, at least two of which commenced on or after January 1, 2009.  Additionally, the CLO tranches eligible for inclusion in the Underlying Index must be included in an initial aggregate CLO debt offering of at least $500,000,000.  Further, a CLO’s “diversity score,” assigned by Moody’s, is taken into account when determining the CLO’s eligibility for initial inclusion in the Underlying Index, and on a monthly basis thereafter to determine its continued eligibility for inclusion.  CLOs that are collateralized by loans of a limited number of issuers or that are limited to a particular industry are considered to be less diversified and are assigned a lower diversity score.  CLO debt with a diversity score lower than 45 will be excluded from the Underlying Index, in accordance with the Underlying Index methodology.  Each tranche of a CLO included in the Underlying CLO Debt Index is treated as a separate Index component.  There is no limit to the number of components in the Underlying CLO Debt Index.  As of May 29, 2015, the Underlying CLO Debt Index included approximately 652 components.  The components of the Underlying CLO Debt Index, and the degree to which these components represent certain types of CLOs, may change over time.

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The composition and weighting of the Underlying CLO Debt Index may change monthly upon rebalancing.  Currently, the bonds eligible for inclusion in the Underlying CLO Debt Index, as determined by the Adviser, include CLO Original-Rated A, BBB and BB (or equivalent rating) bonds that: (i) have an origination date on or after January 1, 2009; (ii) have tranches that are denominated in U.S. dollars (U.S. dollar-denominated tranches in a CLO that contain multiple tranches of multiple denominations are eligible for inclusion, if the primary denomination of the underlying collateral is U.S. dollars); (iii) have tranches Original-Rated by Moody’s, S&P or Fitch (only such tranches are eligible for inclusion in the Underlying Index) and (iv) have tranches with available prices from a third party pricing agent.  If a tranche is assigned an equivalent rating by multiple agencies, the Adviser chooses the rating to assign.  If agencies assign different ratings, the Adviser classifies the tranche by its lowest rating.  There are no minimum tranche sizes or weighted average life limitations on eligible constituents of the Underlying CLO Debt Index.  The Underlying CLO Debt Index is market-value weighted and is rebalanced monthly on the last business day of the month.

Palmer Square uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Palmer Square uses a representative sampling indexing strategy to manage the Fund.  “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying CLO Debt Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying CLO Debt Index.

The Fund may or may not hold all of the securities in the Underlying CLO Debt Index.  The Fund generally invests at least 80% of its assets in the securities of the Underlying CLO Debt Index. The Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in debt not included in the Underlying CLO Debt Index, but which Palmer Square believes will help the Fund track the Underlying CLO Debt Index.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying CLO Debt Index concentrates in an industry or group of industries.

Principal Risks

As with all funds, a shareholder of the Fund is subject to the risk that his or her investment could lose money.  The principal risks affecting shareholders’ investments in the Fund are set forth below.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Structural Risks of CLOs:  The Fund is subject to the following risks as a result of the structure of CLOs:

Asset Manager Risk.  The CLO’s performance is linked to the expertise of the CLO manager and its ability to manage the CLO portfolio.

Collateralized Debt Obligations Risk.  The risks of an investment in a collateralized debt obligation, such as the CLO components of the Underlying Index, depend largely on the type of the collateral securities and the seniority of the debt obligations in which the Fund invests.  Collateralized debt obligations are generally subject to credit, interest rate, valuation, prepayment and extension risks. These securities also are subject to risk of default on the underlying assets, particularly during periods of economic downturn.

Downgrade Risk.  A rating agency may reduce the rating assigned to a CLO debt security, which may affect the value of the security.  If a security in the Index is downgraded by a rating agency, the security will not necessarily be removed from the Index or the Fund’s portfolio at the time of downgrade.

Legal and Regulatory Risk.  The Fund may be adversely affected by new (or revised) laws or regulations that may be imposed by government regulators or self-regulatory organizations that supervise the financial markets.  Changes in the regulation of CLOs may adversely affect the value of the investments held by the Fund and the ability of the Fund to execute its investment strategy.

3

LIBOR Risk.  The CLO debt in which the Fund may invest bears interest based upon LIBOR (London Inter-Bank Offered Rate).  LIBOR has historically experienced high volatility and significant fluctuations and may experience additional fluctuations in the future.  Additionally, regulators and law-enforcement agencies have conducted civil and criminal investigations into potential manipulations or attempted manipulation of LIBOR and other inter-bank lending rates by member banks.  Any uncertainty in the value of LIBOR may adversely affect the liquidity of CLO debt and its market value.

Limited Recourse Risk.  CLO debt securities are limited recourse obligations of their issuers.  CLO debt is payable solely from the proceeds of its underlying assets.  If income from the underlying loans is insufficient to make payments on the CLO debt, no other assets will be available for payment.

Liquidity Risk.  The Fund may not be able to purchase or sell investments due to a lack of demand in the marketplace or other factors such as market turmoil.  This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.  Illiquid assets may also be difficult to value.  Additionally, the CLO debt securities in which the Fund invests are restricted securities (securities with limited transferability under the securities laws) acquired from issuers in “private placement” transactions. Private placement securities are not registered under the Securities Act of 1933, as amended, and are subject to restrictions on resale. They are eligible for sale only to certain qualified institutional buyers and are not sold on a trading market or exchange. Because such securities are available to few buyers, they are often both difficult to sell and to value.  Because of the limited market, the Fund may find it difficult to sell the securities when it finds it advisable to do so and, to the extent such securities are sold in private negotiations, they may be sold for less than the price for which they were purchased or less than their fair market value.

Rating Agencies Risk.  There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn. A downward revision or withdrawal of such ratings may have an effect on the liquidity or market price of the securities in which the Fund invests.  The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.

Redemption Risk.  CLO debt securities may be subject to redemption.  In the event of an early redemption, holders of the CLO debt being redeemed will be repaid earlier than the stated maturity of the debt.  The timing of redemptions may adversely affect the returns on CLO debt.

Reinvestment Risk.  The CLO manager may not find suitable assets in which to invest during the period when it has the ability to reinvest the principal proceeds from the sale of assets, scheduled redemptions and prepayments in additional assets (the “Reinvestment Period”) or to replace assets that the manager has determined are no longer suitable for investment (for example, if a security has been downgraded by a rating agency).  Early termination of the Reinvestment Period could adversely affect a CLO investment.

Risks of Investing in CLOs and Their Underlying Loans:  The Fund is subject to the following risks as a result of its investments in CLOs as well the underlying loans that collateralize the CLOs:

Credit Risk.  If an issuer or guarantor of a debt security held directly or indirectly by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.  Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

Debt Securities Risk. The prices of debt securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer.  Generally debt securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

4

Extension Risk.  If interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market. This may reduce the prices of these securities because their interest rates are lower than the current interest rate and they remain outstanding longer.  For investors in CLOs, a delay in repayments of debt securities may result in delay in return of principal and/or lower returns.

High Yield (“Junk”) Bond Risk.  The CLO tranches in which the Fund may invest may be rated below investment grade, and therefore considered to be high yield securities (often called “junk bonds”).  Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities.  In addition, CLO tranches in which the Fund may invest that are rated investment grade may be collateralized by loans that are considered to be high yield securities.

Interest Rate Risk.  Changes in interest rates may adversely affect the value of the Fund’s investments in debt securities.  Generally debt securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities.  A rise in rates tends to have a greater impact on the prices of longer term or duration securities.  Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.

Issuer-Specific Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure.  Issuer-specific events, including changes in the financial condition of an issuer of an underlying loan, can have a negative impact on the value of the Fund.

Market Risk.  The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries.

Underlying Loan Risk: The Fund is subject to the specific risks associated with the loans collateralizing the CLOs in which it invests:

Bank Loan Risk.  In making indirect investments, through its investment in CLOs, in secured and unsecured participations in loans and assignments of such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrowers for payment of principal and interest which will expose the Fund to the credit risk of the underlying borrowers. The market for bank loans may not be highly liquid. For example, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sales price.

Foreign Securities Risk. The Fund may invest in CLOs that have tranches denominated in non-U.S. currency or underlying assets that expose the CLO to non-U.S. issuers.  Investment in foreign issuers involves risks not generally associated with investments in securities of U.S. companies, including risks relating to currency fluctuations, political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

Prepayment or Call Risk.  Many issuers of the underlying loans have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.  The Fund may also lose any premium it paid on the security.  There is no assurance that a CLO manager will be able to reinvest prepayment proceeds in assets that satisfy the CLO’s investment criteria or, if the manager is able to make such reinvestment, the length of any delay before such investments are made.

5

Other Risks: The Fund is subject to the following, additional principal risks:

Absence of Active Trading Market Risk.  Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Derivatives Risk. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the counterparty to certain derivative transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative relates, and risks that the derivative instruments may not be liquid.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective.

Industry Concentration Risk.  Because the Fund’s assets will be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries.  As of the date of this prospectus, the Underlying Index and the Fund are not concentrated in any industry or group of industries.

No Operating History.  The Fund is newly organized and has no operating history.  As a result, prospective investors have no track record or history on which to base their investment decisions.

Passive Investment Risk.  The Fund is not actively managed and therefore the Fund generally will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Underlying Index or the selling of the security is otherwise required upon a rebalancing of the Underlying Index.

Shares May Trade at Prices Different than Net Asset Value Per Share (“NAV”).  Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares of the Fund may result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares when the market price is at a premium to the NAV or sells shares when the market price is at a discount to the NAV, the shareholder may sustain losses.

Tracking Error Risk.  The Fund may not be able to provide the performance of the Underlying CLO Debt Index exactly due to certain factors, including differences between the securities held in the Fund’s portfolio and those included in the Underlying CLO Debt Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying CLO Debt Index or the need to meet various new or existing regulatory requirements.  Consequently, the NAV of the Fund may not exactly track the value of the Underlying CLO Debt Index. This risk also may be heightened during times of increased market volatility or other unusual market conditions.  To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

6

Trading Risks.  The Fund faces numerous trading risks, including disruption in the creation/redemption process of the Fund and losses from trading in the secondary markets.  Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Valuation Risk.  The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying CLO Debt Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.

Performance Information

The Fund is new and therefore has no performance history.  Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by comparing the Fund’s return to a broad measure of market performance.

Investment Adviser

Palmer Square Capital Management LLC serves as the investment adviser to the Fund.

Portfolio Managers

Angie K. Long, CFA, Christopher D. Long and Jeffrey D. Fox have served as portfolio managers for the Fund since its inception.

7

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 50,000 shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the relevant benchmark index.  Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer.  You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security.  The Fund’s shares are listed on the New York Stock Exchange (“NYSE”).  The price of the Fund’s Shares is based on market price, and because exchange-traded fund shares trade at market prices rather than net asset value (“NAV”), shares may trade at a price greater than NAV (premium) or less than NAV (discount).  Except when aggregated in Creation Units, the Fund shares are not redeemable securities.

Tax Information

Distributions made by the Fund are taxable as ordinary income, qualified dividend income, or long-term capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account.  Any withdrawals made from such tax-advantaged arrangements may be taxable to you.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

INDEX/TRADEMARK LICENSE/DISCLAIMER

Palmer Square provides the Underlying Index to the Fund. Palmer Square creates and is responsible for the rules-based methodology of the Underlying Index.  Palmer Square is also the Adviser to the Fund.  The Underlying Index is the exclusive property of Palmer Square, which has contracted with [____] to maintain and calculate the Underlying Index.

ADDITIONAL PRINCIPAL RISK INFORMATION

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks” in the Fund’s summary along with additional risk information.

Structural Risks of CLOs:  The Fund is subject to the following risks as a result of the structure of CLOs:

Asset Manager Risk.  The CLO’s performance is linked to the expertise of the CLO manager and its ability to manage the CLO portfolio.  The experience of a CLO manager plays an important role in the rating and risk assessment of CLO debt securities.  One of the primary risks to investors of a CLO is the potential change in CLO manager, over which the Fund will have no control.

Collateralized Debt Obligations Risk.  The risks of an investment in a collateralized debt obligation, such as the CLO components of the Underlying Index, depend largely on the type of the collateral securities and the class of the debt obligations in which the Fund invest.  Collateralized debt obligations are generally subject to credit, interest rate, valuation, prepayment and extension risks. These securities also are subject to risk of default on the underlying assets, particularly during periods of economic downturn.  Collateralized debt obligations carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the fund may invest in obligations that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

8

Legal and Regulatory Risk.  The Fund may be adversely affected by new (or revised) laws or regulations that may be imposed by government regulators or self-regulatory organizations that supervise the financial markets.  These agencies are empowered to promulgate a variety of rules pursuant to financial reform legislation in the United States. The Fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules.  Changes in the regulation of CLOs may adversely affect the value of the investments held by the Fund and the ability of the Fund to execute its investment strategy. Regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies.

LIBOR Risk.  The CLO debt in which the Fund may invest bears interest based upon LIBOR (London Inter-Bank Offered Rate).  LIBOR has historically experienced high volatility and significant fluctuations and may experience additional fluctuations in the future.  Additionally, regulators and law-enforcement agencies have conducted civil and criminal investigations into potential manipulations or attempted manipulation of LIBOR and other inter-bank lending rates by member banks.  Any uncertainty in the value of LIBOR may adversely affect the liquidity of CLO debt and its market value.  CLO debt with interest rates based on LIBOR may differ from the interest rates on the CLO’s underlying assets, whether such investments are based on LIBOR for a different period of time or for the same time but for a different accrual period.  LIBOR payable on CLO debt may rise or fall during periods in which LIBOR (or other benchmark index) relating to the CLO’s underlying assets is stable, falling or rising at a rate lower than the LIBOR payable on the CLO debt.  Due such differences, there can be no assurance that an issuer will receive enough interest proceeds from the CLO’s underlying assets to make timely payments to CLO investors.

Limited Recourse Risk.  CLO debt securities are limited recourse obligations of their issuers.  CLO debt is payable solely from the proceeds of its underlying assets.  Consequently, CLO investors must rely solely on distributions from the underlying assets for payments on the CLO debt they hold.  No other party or entity other than the issuer will be obligated to make payments on CLO debt.  CLO debt is not guaranteed by the issuer or any other party or entity involved in the organization and management of a CLO.  If income from the underlying loans is insufficient to may payments on the CLO debt, no other assets will be available for payment.

Liquidity Risk.  Due to a lack of demand in the marketplace or other factors, such as market turmoil, the Fund may not be able to sell some or all of the investments that it holds, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, it may only be able to sell those investments at a loss.  Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading.  In addition, when the market for certain investments is illiquid, the Fund may be unable to achieve its desired level of exposure to a certain sector.

The CLO debt securities in which the Fund invests are restricted securities (securities with limited transferability under the securities laws) acquired from issuers in “private placement” transactions. Private placement securities are not registered under the Securities Act of 1933, as amended, and are subject to restrictions on resale. They are eligible for sale only to certain qualified institutional buyers and are not sold on a trading market or exchange. Because such securities are available to few buyers, they are often both difficult to sell and to value.

Privately placed securities can usually only be resold to other qualified institutional buyers, or in a private transaction, or to a limited number of purchasers, or in a limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. The Fund may incur more cost in the disposition of such securities because of the time and legal expense required to negotiate a private placement. Because of the limited market, the Fund may find it difficult to sell the securities when it finds it advisable to do so and, to the extent such securities are sold in private negotiations, they may be sold for less than the price for which they were purchased or less than their fair market value.

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Rating Agencies Risk.  Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund invests.  The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.  Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.  In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Redemption Risk.  CLO debt securities may be subject to redemption.  For example, certain tranches of CLO debt may be redeemed if the CLO manager is unable to identify assets suitable for investment during the period when it has the ability to reinvest the principal proceeds from the sale of assets, scheduled redemptions and prepayments in additional assets (the “Reinvestment Period”).  Additionally, holders of subordinated CLO debt (i.e., CLO equity holders) may cause the redemption of senior debt, generally in an effort to increase returns for the CLO equity holders.  In the event of an early redemption, holders of the CLO debt being redeemed will be repaid earlier than the stated maturity of the debt.  The timing of redemptions may adversely affect the returns on CLO debt.

Reinvestment Risk.  The CLO manager may not find suitable assets in which to invest during the Reinvestment Period or to replace assets that the manager has determined are no longer suitable for investment (for example, if a security has been downgraded by a rating agency).  Additionally, the Reinvestment Period is a pre-determined finite period of time; however, there is a risk that the Reinvestment Period may terminate early if, for example, the CLO defaults on payments on the securities which it issues or if the CLO manager determines that it can no longer reinvest in underlying assets.  Early termination of the Reinvestment Period could adversely affect a CLO investment.

Risks of Investing in CLOs and Their Underlying Loans:  The Fund is subject to the following risks as a result of its investments in CLOs as well the underlying loans that collateralize the CLOs:

Credit Risk.  If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay amounts due when required by the terms of the security, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of the Fund’s investment could decline.  Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests.

The Fund may invest in securities which are subordinated in right of payment to more senior securities of the issuer, or which represent interests in pools of such subordinated securities.  The Fund is more likely to suffer a credit loss on subordinated securities of an issuer than on non-subordinated securities of the same issuer.  If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities.  In addition, any recovery of interest or principal may take more time than anticipated or expected.  As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

Debt Securities Risk.  The prices of debt securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer.  Prices of debt securities tend to move inversely with changes in interest rates.  Generally debt securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities.  The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates.  Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.  Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates.  During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation.  The Fund is subject to prepayment or call risk and extension risk, as described below.

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Extension Risk.  When interest rates rise, repayments of debt securities, particularly asset-backed securities, may occur more slowly than anticipated, extending the effective duration of these debt securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone.  For investors in CLOs, a delay in repayments of debt securities may result in delay in return of principal and/or lower returns.  This may cause the Fund’s share price to be more volatile.

High Yield (“Junk”) Bond Risk.  The CLO Debt Fund may invest in CLO tranches that may be rated below investment grade, and therefore considered to be high yield.  Additionally, the CLO tranches in which both Fund may invest may be collateralized by high yield debt.  High yield securities are debt securities rated below investment grade (often called high yield or “junk bonds”).  High yield bonds are speculative, involve greater risks of default or downgrade and are more volatile and tend to be less liquid than investment-grade securities. High yield bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities.  The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.

Interest Rate Risk.  Interest rate risk is the risk that debt securities will decline in value because of an increase in interest rates. As interest rates rise, the value of certain debt securities held by the Fund is likely to decrease. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Floating rate and adjustable rate debt securities will not generally increase in value if interest rates decline. When the Fund holds floating or adjustable rate debt securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares. Investments in debt securities pose the risk that the Adviser’s forecast of the direction of interest rates might be incorrect.

Issuer-Specific Risk.  Fund performance depends on the performance of individual securities to which the Fund has exposure. Issuer-specific events, including changes in the financial condition of an issuer of an underlying loan, can have a negative impact on the value of the Fund.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.  The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities.  This environment could make identifying investment risks and opportunities especially difficult for the Adviser.  These market conditions may continue or get worse.  In response to the crisis, the United States and other governments have taken steps to support financial markets.  The withdrawal of this support or failure of efforts in response to the crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities.  In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

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Underlying Loan Risk: The Fund is subject to the specific risks associated with the loans collateralizing the CLOs in which they invest:

Bank Loan Risk.  The Fund’s investments, through its investment in CLOs, in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk.  In making indirect investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrowers for payment of principal and interest which will expose the Fund to the credit risk of the underlying borrowers.  In connection with indirectly purchasing participations, the Fund generally will have no right to enforce compliance by the borrowers with the terms of the loan agreements, nor any rights with respect to any funds acquired by other lenders through set-off against the borrowers, and the Fund may not directly benefit from any collateral supporting the loan in which they have purchased the participation. As a result, the Fund may assume the credit risk of both the borrowers and the lenders selling the participation. The market for bank loans may not be highly liquid. For example, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sales price.

Foreign Securities Risk.  The Fund may invest in CLOs that have tranches denominated in non-U.S. currency or underlying assets that expose the CLO to non-U.S. issuers.  Investment in foreign issuers involves risks not generally associated with investments in securities of U.S. companies, including risks relating to currency fluctuations, political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.  Foreign securities also may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets.  This risk may be greater for investments in issuers in emerging markets.  In addition, securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk.  Currency rates in foreign countries may fluctuate significantly over short periods of time.  A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in such currencies.  Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

Prepayment or Call Risk.  Many debt securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Fund has exposure to a security subject to prepayment or call risk, it may not benefit fully from the increase in value that other debt securities generally experience when interest rates fall. Upon prepayment of the security, the Fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the Fund has exposure to a security purchased at a premium (at a price that exceeds its stated par or principal value), the Fund may be negatively impacted as a result of a loss of the amount of the premium paid in the event of prepayment.  There is no assurance that a CLO manager will be able to reinvest prepayment proceeds in assets that satisfies the CLO’s investment criteria or, if the manager is able to make such reinvestment, the length of any delay before such investments are made.

Other Risks: The Fund is subject to the following, additional principal risks:

Absence of Active Trading Market Risk.  Although shares of the Fund is listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Derivatives Risk. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the counterparty to certain derivative transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative relates, and risks that the derivative instruments may not be liquid.

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The Fund may invest in, or enter into, derivatives such as forward contacts, options, futures contracts, options on futures contracts and swap agreements. The Fund may engage in such derivatives transactions to gain exposure to, for example, certain securities, markets or asset classes, to hedge the Fund’s positions in or exposure to securities, currencies or other instruments, or to equitize cash positions in the Fund’s portfolio. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter (“OTC”) derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. Each party to an OTC derivative bears the risk that the counterparty will default. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. Successful use of derivatives also is subject to the ability of the Fund’s manager to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives.

Early Close/Trading Halt Risk. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. There can be no assurance that the requirements of the exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all.

Industry Concentration Risk.  To the extent that the Fund concentrates in the securities of issuers in a particular industry or sector, the Fund may face more risks than if it were diversified more broadly over numerous industries or sectors.  Such industry-based risks, any of which may adversely affect the Fund may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry.  In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole.  As of the date of this prospectus, the Underlying Index and the Fund are not concentrated in any industry or group of industries.

No Operating History.  The Fund is a newly organized series of an open-end management investment company and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.  Among other things, this means that investors will not be able to evaluate the Fund against one or more comparable funds on the basis of relative performance until the Fund has established a track record.

Passive Investment Risk. The Fund is not actively managed. Therefore, unless a specific security is removed from the Fund’s Underlying Index, or the selling of shares of that security is otherwise required upon a rebalancing of the Underlying Index as addressed in the Underlying Index methodology, the Fund generally will not sell a security because the security’s issuer was in financial trouble. If a specific security is removed from the Fund’s Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. An investment in the Fund involves risks similar to those of investing in any equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. The Fund anticipates that the value of its shares will decline, more or less, in correspondence with any decline in value of its Underlying Index. The Fund’s Underlying Index may not contain the appropriate mix of securities for any particular point in the business cycle of the overall economy, particular economic sectors, or narrow industries within which the commercial activities of the companies comprising the portfolio securities holdings of the Fund are conducted, and the timing of movements from one type of security to another in seeking to replicate the Underlying Index could have a negative effect on the Fund. Unlike the manager of an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

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Shares of the Fund May Trade at Prices Other Than NAV.  Shares of the Fund may trade at, above or below their NAV. The per share NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of shares will fluctuate in accordance with changes in the Fund’s NAV as well as market supply and demand. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Underlying Index trading individually or in the aggregate at any point in time. The market prices of Fund shares may deviate significantly from the NAV of the shares during periods of market volatility. While the creation/redemption feature is designed to make it likely that shares of the Fund normally will trade close to the Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from NAV.  Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

Tracking Error Risk.  The Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units.  Imperfect correlation between the Fund’s portfolio securities and those in the Underlying Index, changes to the Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. In addition, the Fund may not be able to invest in certain securities and other instruments included in the Underlying Index, or invest in them in the exact proportions represented in the Underlying Index. Moreover, the Fund may be delayed in purchasing or selling securities and other instruments included in the Underlying Index.

Trading Risks.  The Fund faces numerous trading risks, including disruption in the creation/redemption process of the Fund and losses from trading in the secondary markets.  Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Valuation Risk.  Many factors may influence the price at which the Fund could sell any particular portfolio investment.  The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value methodologies.

ADDITIONAL INVESTMENT STRATEGIES

The CLO Debt Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities issued by CLOs that are Original-Rated A, BBB or BB (or an equivalent rating).  The Fund anticipates meeting this policy because, under normal circumstances, at least 80% of its total assets will be invested in component securities of its Underlying Index.  If the Fund changes its 80% policy to invest in the types of securities suggested by its name, it will provide Fund shareholders with 60 days’ notice in advance of such change.

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The Fund, using an “indexing” investment approach, seeks to track the investment results, before fees and expenses, of an underlying index.  A number of factors may affect the Fund’s ability to achieve a high correlation with its Underlying Index, including Fund expenses, differences between the securities held in the Fund’s portfolio and those included in its Underlying Index, the timing or magnitude of changes to the composition of its Underlying Index, regulatory policies, and high portfolio turnover rate. There can be no guarantee that the Fund will achieve a high degree of correlation.

The Adviser may sell securities that are represented in an Underlying Index or purchase securities not yet represented in an Underlying Index, in anticipation of their removal from or addition to the Underlying Index.  There may also be instances in which the Adviser may choose to overweight or underweight securities represented in an Underlying Index.  Additionally, the Adviser may purchase or sell securities not in an Underlying Index if the Adviser believes such securities are appropriate to substitute for certain securities in the Fund’s Underlying Index.  The Adviser may utilize various combinations of other available investment techniques in seeking to track the Underlying Index.  Neither Fund will take defensive positions.

The Fund may change its investment objective and Underlying Index without shareholder approval.

ADDITIONAL RISKS

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by those brokers. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have substantial trading volume and market liquidity and higher if the Fund’s Shares have less trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

INFORMATION REGARDING THE UNDERLYING INDEX

The Underlying Index was created on June 1, 2015.  The Underlying Index is rebalanced at the close of the last business day of each month, following the U.S. holiday calendar.  New transactions that meet an Underlying Index’s inclusion criteria and have been priced by [a third party pricing agent] in the prior month will be incorporated in the Underlying Index on the next rebalancing date.  As CLO tranches amortize in full or are called, such instruments will be removed from an Underlying Index on the date that notice of payment is received.  In the case of a refinancing or repricing of a security, Palmer Square assumes that the security has been paid down and will re-add the security to the Underlying Index at the next rebalance date. In the case of a full redemption, the security will be removed from the Underlying Index on the last payment date.  An instrument that has defaulted will be excluded from an Underlying Index.  Each Underlying Index is comprised solely of arbitrage CLOs backed by broadly syndicated leveraged loans.  Daily index values are disseminated by the New York Stock Exchange and can be viewed on many data sources, including Bloomberg.

PORTFOLIO HOLDINGS

The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through the Fund’s website and may be made available through financial reporting and news services or any other medium, including publicly available internet websites. Additional information regarding the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

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FUND MANAGEMENT

Palmer Square Capital Management LLC, a Delaware limited liability company with its principal place of business at 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205, is the Fund’s investment adviser and provides investment advisory services to the Fund pursuant to an investment advisory agreement between the Adviser and the Trust (the “Advisory Agreement”).  The Adviser was founded in 2009.  The Adviser is an SEC-registered investment adviser that provides investment advisory services to high net worth individuals and alternative investment funds as well as the Fund.  As of April 30, 2015, the Adviser’s total assets under management were approximately $3.7 billion.  The Adviser is majority-owned by Montage Investments, LLC, a Kansas limited liability company and an SEC-registered investment adviser that managed over $25 billion in assets as of April 30, 2015.  For the services it provides to the Fund, the Fund pays the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of the average daily net assets of the Fund as follows:

Palmer Square CLO Debt Fund	0.XX%

[Under the investment advisory agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.]

A discussion regarding the basis for the approval by the Trust’s Board of Trustees (the “Board”) of the Investment Advisory Agreement with the Adviser will be available in the Fund’s Annual or Semi-Annual Report to Shareholders.

Portfolio Managers

Angie K. Long, Christopher D. Long and Jeffrey D. Fox are jointly and primarily responsible for the day-to-day management of the Fund and have served as portfolio managers of the Fund since its inception.

Angie K. Long, CFA.  Ms. Long has been the Chief Investment Officer of the Adviser since February 2011.  She is a member of the Adviser’s Investment Committee and has key responsibilities for all investment-related activities with a particular focus on portfolio construction and risk management. Prior to joining Palmer Square, Ms. Long worked for J.P. Morgan Chase & Co. in New York from 1998 to 2011.  There she held a variety of management and trading roles, including Deputy Head of Credit Trading for North America, Head of High Yield Trading, and Head of Credit Derivatives Trading.  She has been a trader within many products and strategies including high yield bonds, high yield credit derivatives, distressed debt, capital structure arbitrage and structured credit.  Among other career achievements, Ms. Long is credited with creating the High Yield Debt Index, the first liquid credit trading index.  She was named a managing director of J.P. Morgan Chase & Co. at age 29.  She was responsible for building J.P. Morgan’s High Yield Credit Derivatives business and Credit Options business.  Ms. Long holds the Series 7, 63, 4, 55, and 24 securities licenses.  She received an AB degree in Economics from Princeton University in 1997 and is a CFA® charterholder.

Christopher D. Long.  Mr. Long is the President and founder of the Adviser and is responsible for the Adviser’s alternative and credit investment business, managing both the firm’s investment activities and operations as well as defining its investment policy.  Prior to founding the Adviser, Mr. Long was a Managing Director and Investment Committee Member at Prairie Capital Management, LLC (“Prairie”) from 2006 to 2009, where he was one of the team members responsible for the firm’s proprietary alternative investment products.  Prior to joining Prairie, Mr. Long was at various New York City-based firms including Sandell Asset Management, Corp. (“Sandell”), a multi-billion multi-strategy hedge fund, where, as a Research Analyst, he invested in both equity and debt securities from 2005 to 2006. Prior to Sandell, he worked at Morgan Stanley in the Credit Derivatives and Distressed Securities Group as an Associate, focusing on the firm’s proprietary investments during the summer of 2004. Before Morgan Stanley, Mr. Long worked at TH Lee Putnam Ventures, a $1.1 billion private equity fund sponsored by Thomas H. Lee Partners and Putnam Investments, from 1999 to 2003.  Mr. Long started his career at J.P. Morgan & Co. in Leveraged Finance and Mergers & Acquisitions (FIG Group), advising corporations and private equity firms on investment banking and capital markets, from 1997 through 1999. Mr. Long received an MBA from the Harvard Business School in 2005, and an undergraduate degree in Economics, cum laude, from Princeton University in 1997.

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Jeffrey D. Fox.  Mr. Fox is a Managing Director of the Adviser with key responsibilities for the firm’s structured credit and CLO platform.  Prior to joining Palmer Square, Mr. Fox worked for Sandler O’Neill and Partners from 2011-2013 where he was a Managing Director within Fixed Income involved in the structuring and sales of many products including collateralized loan obligations. Before Sandler O’Neill, Jeff worked for Societe Generale as a Director within its Global Markets Advisory Group where he was instrumental in the US CDO/CLO and RMBS Credit Advisory efforts from 2009-2011. His work included the restructuring of various structured credit legacy positions for European institutions as well as the modeling behind the corporate rating and pricing for various structured products.  Prior to Societe Generale, Jeff was employed by JPMorgan Chase & Co/Bear Stearns from 2005-2009, where he was an Associate Director in the FAST organization focusing on the structuring of Trust Preferred CDOs and CLOs. Also while at Bear Stearns, Mr. Fox managed the global CDO analytics desk which included intensive credit modeling of various asset classes.  Mr. Fox received a Master of Science in Computer Information Systems from Arizona State University in 2000 and a Bachelors of Science in Mathematics and Geology from Northern Arizona University in 1998. He holds the Series 7 and 63 securities licenses.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed, and ownership of Fund Shares.

BUYING AND SELLING FUND SHARES

Shares are listed for secondary trading on the NYSE.  When you buy or sell shares on the secondary market, you will pay or receive the market price.  You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares will trade on the NYSE at prices that may differ to varying degrees from the daily NAV of the shares.  A “Business Day” with respect to the Fund is any day on which the NYSE is open for business.  The NYSE is generally open Monday through Friday and is closed weekends and the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The NAV for the Fund is computed by dividing the value of the net assets of the Fund (i.e. the value of its total assets less total liabilities) by its total number of shares of the Fund outstanding.  Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV.  NAV is determined each business day, normally as of the close of regular trading of the NYSE (ordinarily 4:00 p.m., Eastern time).

The NYSE (or market data vendors or other information providers) will disseminate, every fifteen seconds during the regular trading day, an intraday value of shares of the Fund, also known as the “indicative optimized portfolio value,” or IOPV.  The IOPV calculations are estimates of the value of the Fund’s NAV and are based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit.  Premiums and discounts between the IOPV and the market price may occur.  The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio.  Therefore, it should not be viewed as a “real-time” update of the NAV of the Fund, which is calculated only once a day.  The quotations of certain holdings of the Fund may not be updated during U.S. trading hours if such holdings do not trade in the United States.  Neither the Fund, the Adviser, nor any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

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The Fund’s portfolio securities generally are valued at market price.  Securities are valued at fair value when market quotations are not readily available.  The Board has adopted procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below).  Valuing securities at fair value involves reliance on the judgment of the Adviser and the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund’s NAV from quoted or published prices for the same securities.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board.  There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAV.   Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV is determined.  If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV.

Other types of portfolio securities that the Fund may fair value include, but are not limited to:  (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Adviser, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) debt securities for which there is no current market value quotation.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Underlying Index. This may result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Frequent Purchases and Redemptions of Fund Shares

The Fund does not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund’s investment strategy, or whether they would cause the Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, shares are issued and redeemed only in large quantities of shares known as Creation Units available only from the Fund directly to a few institutional investors (“Authorized Participants”), and that most trading in the Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Fund or its shareholders.  In addition, frequent trading of shares by Authorized Participants and arbitrageurs is critical to ensuring that the market price remains at or close to NAV.

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OTHER CONSIDERATIONS

Distribution and Service Plan

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of the Fund’s average daily net assets may be made for the sale and distribution of Fund shares. However, the Board has determined that no payments pursuant to the Distribution and Service Plan will be made for at least the first twelve months of operation.  Thereafter, 12b-1 fees may only be imposed after approval by the Board.  Any forgone 12b-1 fees during the initial twelve months will not be recoverable during any subsequent period.  Because these fees would be paid out of the Fund’s assets on an on-going basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Dividends, Distributions and Taxes

Fund Distributions

The Fund pays out dividends from its net investment income to investors at least quarterly and distributes its net capital gains, if any, to investors at least annually.

Dividend Reinvestment Service

Brokers may make available to their customers who own shares the Depository Trust Company book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables.

Tax Information

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies under the Internal Revenue Code of 1986, as amended.  As long as the Fund qualifies for treatment as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Tax Status of Distributions

●	The Fund will distribute for each year substantially all of its net investment income and net capital gains income.

●	Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.

●
The income dividends you receive from the Fund will be taxed as either ordinary income or “qualified dividend income.” Dividends that are reported by the Fund as qualified dividend income are generally taxable to noncorporate shareholders at tax rates of up to 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income generally is income derived from dividends paid to the Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. For dividends to be taxed as qualified dividend income to a noncorporate shareholder, the Fund must satisfy certain holding period requirements with respect to the underlying stock and the noncorporate shareholder must satisfy holding period requirements with respect to his or her ownership of the Fund’s Shares.  Holding periods may be suspended for these purposes for stock that is hedged.

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●
Distributions from the Fund’s short-term capital gains are generally taxable as ordinary income. Distributions from the Fund’s net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable as long-term capital gains regardless of how long you have owned your shares.  For noncorporate shareholders, long-term capital gains are generally taxable at tax rates of up to 20% (lower rates apply to individuals in lower tax brackets).

●	All other Fund distributions are generally taxable as ordinary income.

●
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including certain capital gain distributions and capital gains realized on the sale of shares of the Fund).  This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

●
Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. The Fund’s trading strategies may significantly limit its ability to distribute dividends eligible for the dividends-received deduction for corporations.

●
Distributions paid in January but declared by the Fund in October, November or December of the previous year payable to shareholders of record in such a month may be taxable to you in the previous year.

●	The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and net capital gain distributions shortly after the close of each calendar year.

●
If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account.  You should consult your tax adviser regarding the tax rules that apply to your retirement account.

Tax Status of Share Transactions.  Each sale of Fund shares or redemption of Creation Units will generally be a taxable event. Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year.  Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss. Any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent distributions of net capital gain were paid (or treated as paid) with respect to such shares. Any loss realized on a sale will be disallowed to the extent shares of the Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of Fund Shares.

A person who exchanges securities for Creation Units generally will recognize gain or loss from the exchange.  The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered plus any cash paid for the Creation Units.  A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities and the amount of cash received.

Non-U.S. Investors.  If you are a nonresident alien individual or a foreign corporation, trust or estate, (i) the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business, but (ii) gains from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if you are a foreign shareholder entitled to claim the benefits of a tax treaty.

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Backup Withholding.  The Fund will be required in certain cases to withhold at applicable withholding rates (currently 28%) and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are nonresident alien individuals or foreign corporations, trusts or estates.

If you are a foreign entity, you may be subject to a 30% withholding tax on Fund distributions payable after June 30, 2014 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable after December 31, 2016 unless you comply with applicable requirements with respect to persons investing in or holding accounts with you.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

ADDITIONAL INFORMATION

Other Information

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. The SEC has issued an exemptive order on which the Trust relies permitting registered investment companies to invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

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Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Fund are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the NYSE is satisfied by the fact that such Fund’s Prospectus is available at www.xx.com upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on the NYSE at a price above (i.e. at a premium) or below (i.e. at a discount) the NAV of the Fund during the past four quarters, as applicable, can be found at ww.xx.com.

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Montage Managers Trust
11300 Tomahawk Creek Parkway, Suite 200
Leawood, KS 66211

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund. The SAI is incorporated by reference into, and is thus legally a part of, this Prospectus.

HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND

To request a free copy of the latest annual or semi-annual report, when available, the SAI or to request additional information about the Fund or to make other inquiries, please contact us as follows:

Call:     XX
Monday through Friday
8:30 a.m. to 6:30 p.m. (Eastern Time)

Write:   Montage Managers Trust
11300 Tomahawk Creek Parkway, Suite 200
Leawood, KS 66211

Visit:    XX

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-551-8090. Reports and other information about the Fund is also available in the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, or you can receive copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0102.

The Trust’s Investment Company Act file number: 811-23023

SUBJECT TO COMPLETION.  THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

STATEMENT OF ADDITIONAL INFORMATION

PALMER SQUARE CLO DEBT FUND
(the “Fund”)

TICKER SYMBOL:

a series of MONTAGE MANAGERS TRUST (the “Trust”)

_______ ___, 2015

Principal Listing Exchange for the Fund: NYSE Arca

Investment Adviser:
Palmer Square Capital Management LLC

This Statement of Additional Information (“SAI”) is not a prospectus.  The SAI should be read in conjunction with the Fund’s prospectus, dated XX, 2015 as may be revised from time to time (the “Prospectus”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.  A copy of the Prospectus may be obtained without charge, by writing the Fund’s Distributor, _____________, by visiting the Trust’s website at ___________, or by calling _____________.

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE TRUST	1
INVESTMENT STRATEGIES, POLICIES AND RISKS	1
PRINCIPAL INVESTMENT STRATEGIES, POLICIES AND RISKS	1
OTHER INVESTMENT STRATEGIES, POLICIES AND RISKS	7
INVESTMENT RESTRICTIONS	16
EXCHANGE LISTING AND TRADING	18
MANAGEMENT OF THE TRUST	18
CODES OF ETHICS	22
PROXY VOTING POLICIES AND PROCEDURES	22
INVESTMENT ADVISORY AND OTHER SERVICES	22
THE DISTRIBUTOR	25
THE ADMINISTRATOR	26
THE CUSTODIAN	26
THE TRANSFER AGENT	26
LEGAL COUNSEL	26
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26
PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES	26
DESCRIPTION OF SHARES	27
BROKERAGE TRANSACTIONS	28
BOOK ENTRY ONLY SYSTEM	29
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	31
PURCHASE AND ISSUANCE OF SHARES IN CREATION UNITS	31
DETERMINATION OF NET ASSET VALUE	36
DIVIDENDS AND DISTRIBUTIONS	37
FEDERAL INCOME TAXES	38
FINANCIAL STATEMENTS	43
APPENDIX A─ DESCRIPTION OF CREDIT RATINGS	44
APPENDIX B ─ PROXY VOTING POLICIES AND PROCEDURES	49

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GENERAL INFORMATION ABOUT THE TRUST

The Trust is an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on November 24, 2014. This Statement of Additional Information relates to the series of the Trust: the Palmer Square CLO Debt Fund (the “Fund”).  The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”).  Palmer Square Capital Management LLC (the “Adviser” or “Palmer Square”) serves as investment adviser to the Fund.  The Fund seeks to track the investment results, before fees and expenses, of an index composed of U.S. dollar-denominated,  collateralized loan obligation (“CLO”) debt securities rated at the time of issuance as A, BBB or BB (or an equivalent rating).  The index that the Fund seeks to track is referred to as its “Index.”
The Fund offers and issues shares at its net asset value per share (“NAV”) only in aggregations of a specified number of Shares (each a “Creation Unit”).  The Shares are also redeemable only in Creation Unit aggregations. A Creation Unit of the Fund consists of at least 50,000 Shares.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below).  The Trust may impose a transaction fee for each creation or redemption (the “Transaction Fee”). In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.  The Fund may charge, either in lieu or in addition to the fixed creation or redemption Transaction Fee, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction, up to a maximum of 2.00% of the NAV per Creation Unit, inclusive of any Transaction Fees charged (if applicable).

INVESTMENT STRATEGIES, POLICIES AND RISKS

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus.  The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies.

PRINCIPAL INVESTMENT STRATEGIES, POLICIES AND RISKS

Debt Securities

The Fund primarily invests in debt securities, specifically collateralized loan obligations, which are a type of asset-backed security.

Below is a general description of debt securities and the risk factors involved:

Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity.  Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s) and/or BB or below by Standard & Poor’s Ratings Services (“S&P”) or unrated but determined by the Adviser to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.  It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes.  Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes.  In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations.  Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities.  For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations.  Debt securities may contain redemption or call provisions.  If an issuer exercises these provisions in a lower interest rate environment, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation.  There may be limited trading in the secondary market for particular debt securities, which may adversely affect the Fund’s ability to accurately value or sell such debt securities.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.  Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category.  Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier.  Please refer to Appendix A for more information about credit ratings.

Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.  In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Loan Obligations.  CLOs are a type of collateralized debt obligation (“CDO”).  The Fund invests primarily in CLOs.  The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in a class of CDOs that is subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults. However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws. Therefore, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the Securities Act.   CLOs normally charge management fees and administrative expenses, which are in addition to those of the Fund.

The riskiness of investing in CLOs depend largely on the quality and type of the collateral loans and the tranche of the CLO in which the Fund invests. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk) and the risks associated with investing in CDOs noted above, CLOs carry additional risks including that interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Fund against the risk of loss due to defaults on the collateral. Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.

The Fund primarily invests in investment grade CLO debt securities.  Investment grade debt is rated BBB or better by S&P or Baa or better by Moody’s, each of which are considered a nationally recognized statistical rating organization (“NRSRO”).  Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics.  The Fund may hold a debt security rated below investment grade if a downgrade occurs after the security has been purchased.  See Appendix A for a description of corporate bond ratings.

Private Placements and Restricted Securities

The CLOs in which the Fund invests are restricted securities (securities with limited transferability under the securities laws) acquired from the issuer in “private placement” transactions. Private placement securities are not registered under the Securities Act, and are subject to restrictions on resale. They are eligible for sale only to certain qualified institutional buyers and are not sold on a trading market or exchange. While private placement securities offer attractive investment opportunities otherwise not available on an open market, because such securities are available to few buyers, they are often both difficult to sell and to value.  The issuer of privately placed securities may not be subject to the disclosure and other investor protection requirements that apply to publicly-traded securities. Additionally, the Fund could obtain material non-public information from the issuer of such securities that would restrict the Fund’s ability to conduct transactions in underlying securities.

Privately placed securities can usually only be resold to other qualified institutional buyers, or in a private transaction, or to a limited number of purchasers, or in a limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. The Fund may incur more cost in the disposition of such securities because of the time and legal expense required to negotiate a private placement. Because of the limited market, the Fund may find it difficult to sell the securities when they find it advisable to do so and, to the extent such securities are sold in private negotiations, they may be sold for less than the price for which they were purchased or less than their fair market value.

Privately placed securities cannot be resold to the public unless they have been registered under the Securities Act or pursuant to an exemption, such as Rule 144A. Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the “Illiquid and Restricted Securities” section, provided that a determination is made that such securities have a readily available trading market. The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”). The Adviser will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Trust’s Board of Trustees (the “Board”). The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Adviser, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its percentage limitation for investments in illiquid securities.

Fixed Income Securities

High Yield or “Junk” Securities.  The Fund may invest directly in high yield or “junk” securities, i.e. securities rated below investment grade.  Additionally, the Fund may acquire or hold securities rated below investment grade as a result of a downgrade by one or more NRSROs, if the security continues to remain an Index component or, if not a component, if the Adviser determines that such security will help the Fund seek to track its Index.   Further, the Fund may gain exposure to high yield securities that the CLOs in which they invest in hold as collateral.  High yield or junk bonds generally offer a higher current yield than that available for investment grade issues. However, below investment grade debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. At times in recent years, the prices of many below investment grade debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on below investment grade debt securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such price declines will not recur. The market for below investment grade debt issues generally is thinner and less active than that for higher quality securities, which may limit an investor’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade debt securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a debt security may affect the value of these investments.  The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.

Corporate Debt Securities.  The CLOs in which the Fund may invest may be collateralized by corporate debt securities, specifically bank loans to companies.  Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles.  Corporate debt securities carry credit risk, interest rate risk and prepayment risk. Credit risk is the risk that a fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.

Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Prepayment risk occurs when issuers prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Zero-Coupon Securities.  Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest, their price fluctuates more than other types of bonds. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class.  Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.  This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, on specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments.  The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.  Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class.  Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.  Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.  Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.  Certain issuers of structured investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in these structured investments may be limited by the restrictions contained in the 1940 Act.

Floating Rate Securities

The Fund’s CLO tranches and/or the loans that collateralize the CLOs will have interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index, price or other benchmark. These securities may be backed by sovereign or corporate issuers, or by collateral such as loans. The benchmarks upon which such securities can be based include interest rates, currency rates and commodities prices.  Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool.

Loan Participations

The Fund may invest directly in, or invest in CLOs that may be collateralized by, participations in commercial loans. Such investments may be secured or unsecured.  Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund or the CLOs in which the Fund may invest may participate in such syndications, or may buy part of a loan, becoming a part lender.  When purchasing indebtedness and loan participations, the CLO or the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which a CLO or the Fund may invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement.  In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement.  Unless, under the terms of the loan or other indebtedness, the CLO or the Fund has direct recourse against the corporate borrower, the CLO or the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.  Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest.  If a CLO or the Fund does not receive scheduled interest or principal payments on such indebtedness, its price and yield could be adversely affected. Loans that are fully secured offer the CLO or the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal.  However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Fund may invest directly in, or invest in CLOs that may be collateralized by, loan participations with credit quality comparable to that of issuers of its securities investments.  Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.  Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.  Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale.  Consequently, some indebtedness may be difficult or impossible to dispose of readily at a fair price.

Delayed Funding Loans and Revolving Credit Facilities

The Fund’s CLOs may be collateralized by participations in delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility.  Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.  These commitments may have the effect of requiring a CLO manager to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments.  For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations.”

Foreign Investments

The Fund may invest in CLOs that are collateralized by assets that expose the CLO to non-U.S. issuers. Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments.  All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital.  Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets.

The financial problems in global economies over the past several years may continue to cause high volatility in global financial markets.  In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region.  The severity or duration of these conditions may also be affected if one or more countries leave the euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect the Fund’s performance, including foreign withholding taxes on foreign securities’ dividends.  Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States.  Foreign companies may be subject to different accounting, auditing and financial reporting standards.  To the extent the foreign securities held by the Fund are not registered with the SEC or with any other U.S. regulator,  the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator.  Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States.  Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. dollars of all foreign currency-denominated securities and other investments held by the Fund.  Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities and other investments will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars.  Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities and other investments to acquire sufficient U.S. dollars to make a distribution.  Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities and other investments to purchase the U.S. dollars required to meet such expenses.

Concentration

The Fund may concentrate its investments in a particular industry or group of industries, as described in the Prospectus. The securities of issuers in particular industries may dominate the Index of the Fund and consequently the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject its Shares to greater price volatility than that experienced by less concentrated investment companies.

Diversification

The Fund is classified as “diversified” under the 1940 Act. To be diversified, at least 75% of the value of the Fund’s total assets must be comprised of (i) cash and cash items, (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (iii) securities of other investment companies, or (iv) other securities, provided that no more than 5% of the value of the Fund’s total assets are invested in the securities of a single issuer and the Fund does not own more than 10% of the outstanding voting securities of a single issuer. The remaining 25% of the value of a diversified fund’s total assets may be invested in a single issuer, or in multiple issuers not subject to the above limitations.

OTHER INVESTMENT STRATEGIES, POLICIES AND RISKS

U.S. Government Obligations

The Fund may invest in U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so (see “Agency Obligations,” below). In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Agency Obligations

The Fund may invest in agency obligations, such as the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mae,” and the Student Loan Marketing Association (“SLMA”). Some, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA and FHLMC, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because they are not obligated by law to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, in September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator.

Investment Company Securities

The Fund may invest in the securities of other investment companies, subject to applicable limitations under Section 12(d)(1) of the 1940 Act.  Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate:  (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund.   To the extent allowed by law, regulation or SEC order, the Fund may invest its assets in securities of investment companies, including money market funds, in excess of the limits discussed above.

If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Exchange Traded Notes (“ETNs”)

An investment in an ETN involves risks, including possible loss of principal. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee will reduce the amount of return on maturity or at redemption, and as a result the investor may receive less than the principal amount at maturity or upon redemption, even if the value of the relevant index has increased. An investment in an ETN may not be suitable for all investors.

Indexed Securities

The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the value of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

Derivatives

The Fund may utilize a variety of financial instruments, such as derivatives, options, and forward contracts, both for investment purposes and for hedging purposes. Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used. Nonetheless, with respect to certain investment positions, the Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if the Adviser had been sufficiently hedged with respect to such position.

The Adviser will not, in general, attempt to hedge all market or other risks inherent in the Fund’s positions, and will hedge certain risks, if at all, only partially. Specifically, the Adviser may choose not, or may determine that it is economically unattractive, to hedge certain risks, either in respect of particular positions or in respect of the Fund’s overall portfolio. Moreover, it should be noted that the Fund’s portfolio always will be exposed to unidentified systematic risk factors and to certain risks that cannot be completely hedged, such as credit risk (relating both to particular securities and counterparties). The Fund’s portfolio composition may result in various directional market risks remaining unhedged, although the Adviser may rely on diversification to control such risks to the extent that the Adviser believes it is desirable to do so.

Options Transactions

The Fund may invest in put and call options transactions involving options on securities and on stock indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets.  Securities and options exchanges have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that the Fund, other investment vehicles advised by the Adviser and other clients of the Adviser may be considered such a group.  Position limits may restrict the Fund’s ability to purchase or sell options on particular securities and on stock indices.  Index prices may be distorted if trading in certain stocks included in the index is interrupted. Trading in the index options may also be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index.  If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it held, which could result in substantial losses to the Fund.

Covered Option Writing.  The Fund may write “covered” calls and “covered” puts on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities.  In addition, the Fund may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if the Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, treasury bills or other high grade short-term obligations in a segregated account with its custodian). A put option is “covered” if the Fund maintains cash, treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its custodian.

Futures and Options on Futures

The Fund may use interest rate, foreign currency, index and other futures contracts.  The Fund may use options on futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time.  A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made.  A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro.  It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”).  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  The Fund expects to earn taxable interest income on its initial margin deposits.

Futures and options on futures are regulated by the Commodity Futures Trading Commission (“CFTC”).  The Fund invests in futures, options on futures and other instruments subject to regulation by the CFTC in reliance upon and in accordance with CFTC Regulation 4.5.  Under Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase of a new position are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions at the time may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions).  The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Regulation 4.5. Therefore, neither the Trust nor the Fund is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. In addition, as of the date of this SAI, the Adviser is not deemed to be a “commodity pool operator” or “commodity trading adviser” with respect to the Advisory services it provides to the Fund.  In the future, if the Fund’s use of futures, options as futures, or swaps requires the Adviser to register as a commodity pool operator with the CFTC, the Adviser will do so at that time.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called “variation margin”, equal to the daily change in value of the futures contract.  This process is known as “marking to market”. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month).  If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  The transaction costs also must be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract.  A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put.  In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Stock Index Futures

The Fund may invest in stock index futures only as a substitute for a comparable market position in the underlying securities.  A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying stocks in the index is made.  With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Swap Agreements

The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars”.  A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities, the Funds= will maintain required collateral in a segregated account consisting of U.S. government securities or cash or cash equivalents. If the Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. If the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where it would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which the Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

Total Return Swaps. The Fund may enter into total return swap contracts for investment purposes.  Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Credit Default Swaps. The Fund may enter into credit default swap agreements for investment purposes.  A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value.  The notional value will be used to segregate liquid assets for selling protection on credit default swaps.  If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.  When the Fund buys credit default swaps it will segregate an amount at least equal to the amount of any accrued premium payment obligations including amounts for early terminations.  The use of swap agreements by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability).   It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.

Currency Swaps. The Fund may enter into currency swap agreements for investment purposes.  Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. The Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Interest Rate Swaps.  The Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the fund’s portfolio, the fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

Options on Swaps.  An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Over-the-Counter Transactions

Over-the-Counter (“OTC”) transactions differ from exchange-traded transactions in several respects.  OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases. As OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. The Fund intends to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

Certain additional risk factors related to derivatives are discussed below:

Derivatives Risk.  Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and credit default index swaps on North American and European indices will be required to be cleared. In a cleared derivatives transaction, the Fund’s counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH.Clearnet), rather than a bank or broker.  Since the Fund is not a member of clearing houses and only members of a clearing house can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in swap transactions. The Fund will make and receive payments owed under cleared derivatives transactions (including margin payments) through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf.  While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions.  In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.  In addition, new regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements.  If the Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.

Counterparty Risk.  Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class.  Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared swaps, which amounts are generally held in an omnibus account at the clearing  house for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer.  However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide to the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer.  The Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.

Short-Term Investments

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits.  The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. dollar or foreign currencies.  Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  These short-term instruments which the Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.  If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers.  See “Foreign Investments” above.  Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged.  In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations.  General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness.  However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, the Fund may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations.  The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations.  The Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

The Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.  These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk, among others, of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk.

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its portfolio securities.  Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price.  The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security).  Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system.  The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement.  If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement.  Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited.  Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements

The Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions.  The Fund may invest a maximum of 33 1/3% of its total assets in reverse repurchase agreements.  Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price.  Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.  The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund.

Borrowing

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense. Subject to the limitations described under “Investment Limitations” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time.  Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio.  Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities in which the disposition would be subject to legal restrictions (so called “restricted securities”); and (iii) repurchase agreements having more than seven days to maturity.  However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board has delegated to the Adviser the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board has directed the Adviser to consider such factors as (a) frequency of trading and availability of quotations; (b) the number of dealers willing to purchase or sell the security and the availability of buyers; (c) the willingness of dealers to be market makers in the security; and (d) the nature of trading activity including (i) the time needed to dispose of a position or part of a position and (ii) offer and solicitation methods.  A considerable period of time may elapse between the Fund’s decision to sell such securities and the time when the Fund is able to sell them, during which time the value of the securities could decline.  Illiquid securities will usually be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, more than 15% of the value of the Fund’s net assets is invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.  Restricted securities issued pursuant to Rule 144A under the Securities Act that have a readily available market usually are not deemed illiquid for purposes of this limitation by the Fund.  However, investing in Rule 144A securities could result in increasing the level of the Fund’s illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Cyber Security Risk

Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber attacks.  Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches.  Cyber attacks affecting the Fund or the Adviser, Custodian, Transfer Agent, intermediaries and other third-party service providers may adversely impact the Fund.  For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage.  The Fund may also incur additional costs for cyber security risk management purposes.  Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund.  These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For these purposes, a “majority of the outstanding voting securities” of the Fund means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.  Except with the approval of a majority of its outstanding voting securities, the Fund may not:

1.	Purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies) if, with respect to 75% of the Fund’s total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

2.	Concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its total assets in the securities of companies in a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Index concentrates in the securities of companies in such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund observes the following restrictions, which may be changed without a shareholder vote.

1.	The Fund will not hold illiquid assets in excess of 15% of its net assets.

2.	The Fund will not invest less than 80% of its total assets in securities that comprise its Index.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.  If the percentage of the Fund’s net assets invested in illiquid securities exceeds 15% due to market activity or changes in the Fund’s portfolio, the Fund will take appropriate measures to reduce its holdings of illiquid securities.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Concentration. The SEC has defined concentration as investing 25% or more of the Fund’s total assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings up to 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness.  The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, the Fund may only make loans if expressly permitted by its investment policies.  The Fund’s current investment policy on lending is that the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its SAI.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Real Estate. The 1940 Act does not directly restrict the Fund’s ability to invest in real estate, but does require every investment company to have a fundamental investment policy governing such investments.  The Fund will not purchase or sell real estate, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including REITs).

Commodities.  The Fund will not purchase or sell physical commodities or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus under “Summary Information about Purchasing and Selling Shares, Taxes and Financial Intermediary Compensation” and “Buying and Selling Fund Shares.”  The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of the Fund are approved for listing and trading on the Exchange. The Shares trade on the Exchange at prices that may differ to some degree from their NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met.

The Exchange may, but is not required to, remove the Shares of the Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of the Fund’s Index or portfolio of securities on which the Fund is based is no longer calculated or available; (3) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available; or (4) such other event occurs or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the shares of the Fund from listing and trading upon termination of the Trust or the Fund.

The Exchange (or market data vendors or other information providers) will disseminate, every fifteen seconds during the regular trading day, an IOPV relating to the Fund.  The IOPV calculations are estimates of the value of the Fund’s NAV and are based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit.  Premiums and discounts between the IOPV and the market price may occur.  The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio.  Therefore, it should not be viewed as a “real-time” update of the NAV of the Fund, which is calculated only once a day.  The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States.  Neither the Fund, the Adviser nor any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

The Trust reserves the right to adjust the share price of the Fund in the future to maintain convenient trading ranges for investors.  Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currency of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s NAV is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Exchange.

MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Fund Management.”

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, the administrator, distributor, custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, except that the Adviser is responsible for making day-to-day investment decisions in accordance with the Fund’s investment objective, strategies, and policies, all of which are subject to general supervision by the Board.

The Trustees, including the Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (“Independent Trustees”), and executive officers of the Fund, their ages and principal occupations during the past five years are set forth below.

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Megan Rosenzweig, CPA (born 1975) Trustee	Since April 2015	Financial Reporting Manager, The Anschutz Corporation (2000 - present). Supervising Audit Senior, KPMG, LLP (1997 - 2000).	3	Palmer Square Opportunistic Income Fund
James Neville, Jr. (born 1964) Trustee	Since April 2015	Portfolio Manager, Great Plains Principal Trading (January 2012 - present). Proprietary Trader (1987 - 2011).	3	Palmer Square Opportunistic Income Fund
“Interested” Trustee:
Gary Henson (born 1966) Trustee, President and Principal Executive Officer	Since April 2015	President and Chief Investment Officer, Montage Investments, LLC (January 2010 - present). President, Mariner Holdings, LLC (August 2007 - present).	3	Palmer Square Opportunistic Income Fund
Officers of the Trust:
Christopher D. Long (born 1975) Vice President	Since April 2015	President and Founder of Palmer Square Capital Management, LLC (2009 - present). Managing Director and Investment Committee Member, Prairie Capital Management, LLC (October 2010 - August 2013).	3	N/A
Brad Adams (born 1960) Vice President	Since April 2015
Managing Director of Tortoise Capital Advisors, L.L.C. (January 2013 -present).  Director of Financial Operations of Tortoise Capital Advisors, L.L.C. (2005 - present).  Chief Financial Officer of Tortoise MLP Fund, Inc. (2010 - present).  Chief Financial Officer of each of Tortoise Energy Infrastructure Corporation and Tortoise Power and Energy Infrastructure Fund, Inc. (2011 - present).  Chief Financial Officer of Tortoise Pipeline & Energy Fund, Inc. (2011 - present).  Chief Financial Officer of Tortoise Energy Independence Fund, Inc. (2012 - present).  Chief Financial Officer of each of Tortoise Energy Capital Corporation and Tortoise North American Energy Corporation (May 2011 - June 23, 2014); Assistant Treasurer of each of Tortoise Energy Capital Corporation and Tortoise North American Energy Corporation  from November 2005 to May 2011.
			3	N/A
David L. Henriksen (born 1954) Treasurer, Principal Financial Officer and Principal Accounting Officer	Since April 2015	Managing Director, Mariner Holdings, LLC and Montage Investments, LLC (September 2010 - present). Vice President, Tortoise Capital Resources Corp. (August 2007 - September 2010).	3	N/A

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Anne J. Pleviak (born 1982) Secretary	Since April 2015	Senior Regulatory Counsel, Mariner Holdings, LLC (August 2011 - present). Chief Compliance Officer, Palmer Square Capital Management, LLC (September 2013 - present). Chief Compliance Officer, Montage Investments, LLC (January 2014 - present). Chief Compliance Officer, Fountain Capital Management, LLC (January 2014 - present). Licensed Compliance Administrator, Legacy Financial Strategies, LLC (October 2009 - August 2011).	3	N/A
Iryna Northrip (born 1983) Chief Compliance Officer	Since April 2015	Regulatory Counsel, Mariner Holdings, LLC (July 2014 - present). Associate, Bryan Cave LLP (November 2012 - June 2014). Summer Associate, Bryan Cave LLP (June 2011 - July 2011).	3	N/A

Because the Fund is new, as of _________, none of the Trustees owned Shares of the Fund.

Additional Information Concerning the Board and the Trustees

The Board of Trustees is comprised of three members, two of whom are Independent Trustees.  The chair of the Board of Trustees is Mr. Henson, the President and Chief Investment Officer of Montage Investments, LLC, the majority owner of the Adviser.  Montage Investments, LLC is wholly-owned by Mariner Holdings, LLC.  The organization of the Board of Trustees reflects the judgment of the Trustees that it is in the interest of the Trust and its shareholders to both have a majority of the Board be independent and have a senior representative affiliated with the Adviser preside at Board meetings, supervise the Board agenda and oversee the business of the Trust between the meetings.  The Trustees believe that Mr. Henson’s service as chair will allow the Board to best leverage his familiarity with the day-to-day operations of the Trust and his leadership role as part of the majority owner of the Adviser.  They also believe that the small size of the Board assures significant participation by each Board member so that no independent chairperson is necessary.  Additionally, the Board carries out certain of its functions through an Audit Committee and a Nominating and Governance Committee, which are comprised of Independent Trustees.  The Audit Committee and the Nominating and Governance Committees are discussed further below.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve; and willingness and ability to commit the time necessary to perform the duties of a Trustee.  In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

●
Ms. Rosenzweig has significant senior executive experience with respect to financial reporting and accounting, including at privately held company and through service in a senior position at a large independent public accounting firm.

●	Mr. Neville has substantial experience in investment management, with over 25 years of experience in portfolio management and trading.

●	Mr. Henson has substantial senior executive experience with respect to the operations of asset management firms, including the parent of the Adviser.

In its periodic self-assessment of the effectiveness of the Board, the Board will consider the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has two standing committees: the Audit Committee and the Nominating and Governance Committee.

●
The function of the Audit Committee is to review the scope and results of the Trust’s annual audit and any matters bearing on the audit of the Trust’s financial statements and to assist the Board’s oversight of the integrity of the Trust’s pricing and financial reporting. The Audit Committee is comprised of both of the Independent Trustees and is chaired by Ms. Rosenzweig. It does not include any Interested Trustees.  The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer. The QLCC meets as needed.

●
The Nominating and Governance Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board and meets from time to time as needed. The Nominating and Governance Committee will consider nominees properly recommended by the Trust’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary. The Independent Trustees comprise the Nominating and Governance Committee.

The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations and the special obligations of the Independent Trustees.  The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Trust in the interests of shareholders, the Board among other things oversees risk management of the Trust’s investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to the Adviser the importance of maintaining vigorous risk management programs and procedures.  The Trust faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board, the Adviser and other service providers to the Trust employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s CCO, the Adviser’s management, and other service providers (such as the Trust’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Compensation

Because the Trust is newly organized, the Trust has not yet paid any compensation to its Trustees. The following table illustrates amounts estimated to be paid for the Fund’s initial fiscal year. Each Trustee who is not an employee of the Adviser is compensated by an annual retainer.  The Trust does not pay retirement benefits to its Trustees and officers.

Name of Person/Position	Aggregate Compensation From the Fund ($)[1]	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses ($)	Estimated Annual Benefits Upon Retirement ($)	Total Compensation from Trust (1 Fund) Paid to Trustees ($)[1]
Independent Trustees:
Megan Rosenzweig, Trustee	$20,000	__	__	$20,000

Name of Person/Position	Aggregate Compensation From the Fund ($)[1]	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses ($)	Estimated Annual Benefits Upon Retirement ($)	Total Compensation from Trust (1 Fund) Paid to Trustees ($)[1]
James Neville, Jr., Trustee	$20,000	__	__	$20,000
Interested Trustee:
Gary Henson, Trustee and President	$0	$0	$0	$0

[1]	Estimated annual compensation for the first year.

CODE OF ETHICS

The Trust and the Adviser each have adopted a code of ethics in accordance with Rule 17j-1 under the 1940 Act.  These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold.  The codes of ethics are on public file with, and are available from, the SEC.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting the Fund’s proxies to the Adviser, subject to the Board’s continuing oversight.  The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Voting Policies and Procedures (“Proxy Policies”) and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.  See Appendix B for the Adviser’s current Proxy Policies and Guidelines.  The Proxy Policies are intended to serve as a guideline and to further the economic value of each security held by the Fund.  The Trust’s Chief Compliance Officer (“CCO”) will review the implementation of Proxy Policies on a regular basis.  Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict by following the Adviser’s policy guidelines or the recommendation of an independent third party.

The Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30th each year.  Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-866-933-9033 and on the SEC’s web site at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Palmer Square Capital Management LLC, or the Adviser, is a Delaware limited liability company with its principal offices at 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205.  The Trust, on behalf of the Fund, has entered into an investment advisory agreement dated _____ (the “Investment Advisory Agreement”) with the Adviser.

Subject to such policies as the Board of Trustees may determine, the Adviser is ultimately responsible for investment decisions for the Fund.  Pursuant to the terms of the Investment Advisory Agreement, the Adviser provides the Fund with such investment advice as it deems necessary for the proper supervision of the Fund’s investments.  The Adviser also monitors and maintains the Fund’s investment criteria and determines from time to time what securities may be purchased by the Fund.

The Investment Advisory Agreement will remain in effect for an initial two-year period.  After the initial two-year period, the Investment Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Investment Advisory Agreement.  The Investment Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund, upon giving the Adviser 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Adviser on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Investment Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Investment Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Adviser of its duties under the Investment Advisory Agreement.

In consideration of the services to be provided by the Adviser pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of the Fund’s average daily net assets as follows:

Palmer Square CLO Debt Fund	XX%

Portfolio Managers

Angie K. Long, Christopher D. Long and Jeffrey D. Fox are jointly and primarily responsible for the day-to-day management of the Fund (each a “Portfolio Manager” and, together, the “Portfolio Managers”) and have managed the Fund since it commenced operations on _______.

The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of __________:

With Advisory Fee based on Performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Angie K. Long, CFA
Registered Investment Companies:
Other pooled investment vehicles:
Other accounts:

Christopher D. Long
Registered Investment Companies:
Other pooled investment vehicles:
Other accounts:

Jeffrey D. Fox
Registered Investment Companies:
Other pooled investment vehicles:
Other accounts:

Securities Ownership of Portfolio Managers

The Fund is newly offered as of the date of this SAI and none of the members of the Fund’s portfolio management team owns any Shares of the Fund.

Portfolio Manager Compensation Structure

The portfolio managers receive a fixed base salary.  Each portfolio manager is an equity owner of the firm and shares in the firm’s profits.  The portfolio managers’ compensation arrangements are not determined on the basis of specific funds or accounts managed.

Potential Conflicts of Interest Involving the Portfolio Managers and the Adviser

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other.  For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles the portfolio manager advises.  In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund.  In some cases, another account managed by a portfolio manager may provide more revenue to the Adviser.  While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Adviser strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons.  In this regard, in the absence of specific account-related impediments, the Adviser’s policy is to allocate investment ideas pro rata to all accounts with the same primary investment objective.

The Adviser serves as the index provider to the Fund.  The Adviser has adopted policies and procedures designed to address concerns that the Index could be manipulated to the detriment or benefit of the Fund as well as potential conflicts that may arise with respect to the personal trading activity of the Adviser’s personnel who may have access to or knowledge of changes to the Index’s rules-based methodology or the constituent securities in the Index prior to the time that information is publicly disseminated.  For example, such policies and procedures limit the ability of the Adviser’s portfolio management personnel from influencing Adviser personnel who are responsible for maintaining the Index’s methodology.  In addition, information about changes to the Index’s methodology is treated as confidential information and the Adviser has adopted policies and procedures designed to prevent the misuse of such information.  Further, the Adviser has adopted a code of ethics governing the personal trading activity of its personnel.  Finally, the Fund will disclose on a daily basis its entire portfolio holdings.

The goal of the Adviser is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly.  The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients.

THE DISTRIBUTOR

The Trust and _________ (the “Distributor”) are parties to a distribution agreement dated ______________ (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust’s shares and distributes the Shares of the Fund.  Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of at least 50,000 Shares. The Distributor will not distribute Shares in amounts less than a Creation Unit.  The principal business address of the Distributor is ____________.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will solicit orders for the purchase of the Shares, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter.  The continuance of the Distribution Agreement with respect to the Fund must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement is terminable with respect to the Fund without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of the Fund’s outstanding voting shares or by a vote of a majority of the Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

The Distributor may also provide trade order processing services pursuant to a services agreement.

Distribution Plan.  The Trust has adopted a Distribution Plan (the “Plan”) with respect to the Fund in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares.  No payments pursuant to the Plan will be made during the initial twelve months of operation.  Continuance of the Plan with respect to the Fund must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”).  The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees.  The Plan may not be amended to increase materially the amount that may be spent thereunder with respect to the Fund without approval by a majority of the outstanding shares of any class of the Fund that is affected by such increase.  All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that shares of the Fund pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Fund’s shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance.  The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries.  The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of shares, including the cost of providing (or paying others to provide) services to beneficial owners of shares, including, but not limited to, assistance in answering inquiries related to shareholder accounts, and (vi) such other services and obligations as are set forth in the Distribution Agreement.

THE ADMINISTRATOR

[To be provided by amendment]

For its services under the Administration Agreements, the Administrator is entitled to a fee, based on assets under management, subject to a minimum fee.

THE CUSTODIAN

[To be provided by amendment]

THE TRANSFER AGENT

[To be provided by amendment]

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust and Independent Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[To be provided by amendment ] serves as the independent registered public accounting firm for the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Trust’s Board of Trustees has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly available internet web sites. In addition, the composition of the Deposit Securities and the Redemption Securities is publicly disseminated daily prior to the opening of the Exchange via the NSCC.

DESCRIPTION OF SHARES

The Trust has a number of outstanding series of shares of beneficial interest, par value of $0.01 per share, each of which represents interests in a separate portfolio of securities.

The Trust’s Declaration of Trust permits the Trustees to create additional series of shares or classes, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Fund, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series.  The assets belonging to a series or class are charged with the liabilities in respect of that series and all expenses, costs, charges and reserves attributable to that series or class only.  Any creditor of any series may look only to the assets belonging to that series to satisfy the creditor’s debt.  Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular series or class are allocated and charged by the Trustees to and among the existing series or class in the sole discretion of the Trustees.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share.  Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

Shares issued do not have pre-emptive rights.  Shares when issued are fully paid and non-assessable, except as set forth below.  Shareholders are entitled to one vote for each share held.  Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote.  Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees.  Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting.  The Trust’s Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by a majority of the Trustees (or by an officer of the Trust pursuant to the vote of a majority of the Trustees).

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record.  Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements.  Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders.  Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 11300 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust will be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

The Trust’s Declaration of Trust also requires the Trust to maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities.  The Declaration of Trust provides that no Shareholder shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other person or persons in connection with the assets or the affairs of the Trust or of any series.

The Declaration of Trust does not require the issuance of stock certificates.  If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter.  Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series.  A change in investment policy may go into effect as to one or more series whose shareholders so approve the change even though the required vote is not obtained as to the shareholders of other affected series.

BROKERAGE TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions.  The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters.  Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding unless better executions are available elsewhere.  Dealers and underwriters usually act as principals for their own accounts.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available.  The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors.  In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacity, as well as provide other services in addition to execution services.  The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is the Adviser’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Exchange Act, to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.  The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund and its other clients.

Investment decisions for the Fund are made independently from those of other client accounts that may be managed or advised by the Adviser.  Nevertheless, it is possible that at times, identical securities will be acceptable for both the Fund and one or more of such client accounts.  In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary.  However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Adviser’s other client accounts.

The Adviser does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers for selling shares of the Fund.  However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers.  The Fund has not commenced operations as of the date of this SAI and therefore did not pay brokerage commissions during the past fiscal year.

Brokerage with Fund Affiliates.  The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions.  The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”  The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

Securities of “Regular Broker-Dealers.”  The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year.  “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio  transactions;  (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of the Fund’s shares.  Because the Fund is new, as of the date of this SAI, the Fund does not hold any securities of “regular broker dealers” to report.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses.  The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

Depositary Trust Company (“DTC”) acts as securities depositary for the shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.  The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes.  Beneficial Owners of shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of shares held by each DTC Participant. The Trust will obtain from each such DTC Participant the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust will provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust will pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions will be made to DTC or its nominee, Cede &Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, will credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in the Fund’s shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund will take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Fund has not commenced operations as of the date of this SAI and therefore no person owned of record beneficially 5% or more of any Shares of the Fund.  [The Adviser is currently the sole shareholder of the Fund, and therefore a control person. However, it is anticipated that the Adviser will no longer be a control person once this offering is completed.]

PURCHASE AND ISSUANCE OF SHARES IN CREATION UNITS

The Trust issues and sells shares of the Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The NAV of the Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A Business Day is any day on which the Exchange is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of the Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the relevant Fund’s Index and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Securities (the “Deposit Cash”) and the “Cash Component”, computed as described below. The primary method of creation and redemption transactions will be in cash.  The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security.  When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.  These additional costs associated with the acquisition of Deposit Securities (“Non-Standard Charges”) may be recoverable from the purchaser of creation units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable.  If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component will be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable.  Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which will be the sole responsibility of the Authorized Participant (as defined below).

The Fund, through NSCC, make available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the Fund’s Index.

As noted above, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which will be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to include or remove Deposit Securities from the basket in anticipation of Index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Fund’s Index or resulting from certain corporate actions.

CASH PURCHASE METHOD.  The Trust may at its discretion permit full or partial cash purchases of Creation Units of the Fund.  When full or partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof.  In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a Creation Transaction Fee and Non-Standard Charges, as may be applicable.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent and the Trust, with respect to purchases and redemptions of Creation Units.  Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes.  The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

All orders to purchase shares directly from the Fund must be placed for one or more Creation Units in the manner set forth in the Participant Agreement (the “Cut-Off Time”).  The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day.  In addition, if a market or markets on which the Fund’s investments are primarily traded is closed on any day, the Fund will also generally not accept orders on such day.  Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook. With respect to the Fund, the Distributor will notify the Custodian of such order.  The Custodian will then provide such information to the appropriate local sub-custodian(s).  Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time on the Business Day on which the order is placed. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian will cause the subcustodian of such Fund to maintain an account into which the Authorized Participant will deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian.  The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. The “Settlement Date” for the Fund is generally the third Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination will be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order will be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the Cut-Off Time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m., Eastern time on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant will be liable to the Fund for losses, if any, resulting therefrom.  A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed.  When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser will be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.  The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than the third Business Day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.  The Authorized Participant will be liable to the Fund for losses, if any, resulting from unsettled orders.

In instances where the Trust accepts Deposit Securities for the purchase of Creation Units, Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which will be maintained in a separate non-interest bearing collateral account. An additional amount of cash will be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases, unless otherwise advised by the Fund, and Non-Standard Charges may also apply. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Distributor in respect of the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor will either of them incur any liability for the failure to give any such notification.  The Trust, the Transfer Agent, the Custodian and the Distributor will not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered will be determined by the Trust, and the Trust’s determination will be final and binding.

CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a Creation Transaction Fee regardless of the number of Creation Units created in the transaction.  The Fund may adjust the creation transaction fee from time to time based upon actual experience. In addition, the Fund may impose a Non-Standard Charge of up to 2% of the value of the creation transactions for cash creations, non-standard orders, or partial cash purchases for the Fund.  The Fund may adjust the Non-Standard Charge from time to time based upon actual experience.  Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services, which may include an amount for the Creation Transaction Fee and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.  The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

The following are the standard Creation Transaction Fees for the Fund:

Fund	Transaction Fee
Palmer Square CLO Debt Fund

RISKS OF PURCHASING CREATION UNITS.  There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because the Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a shareholder to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3)(C) of the Securities Act.

REDEMPTION. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust.  With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any Non-Standard Charges.  In the event the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.  Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

CASH REDEMPTION METHOD.  The Trust, at its discretion, may permit full or partial cash redemptions of Creation Units of the Fund.  When full or partial cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof.  In the case of full or partial cash redemptions, the Authorized Participant will receive the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.

REDEMPTION TRANSACTION FEES. A redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and Authorized Participants will be required to pay a Redemption Transaction Fee regardless of the number of Creation Units created in the transaction.  The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request.  The Fund may adjust the redemption transaction fee from time to time based upon actual experience. In addition, the Fund may impose a Non-Standard Charge of up to 2% of the value of a redemption transaction for cash redemptions, non-standard orders, or partial cash redemptions for the Fund.  Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the Redemption Transaction Fees and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Fund Securities to the account of the Trust.  The Non-Standard Charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund Securities and the Cash Redemption Amount and other transactions costs.

The following are the standard redemption transaction fees for the Fund:

Fund	Transaction Fee
Palmer Square CLO Debt Fund

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request will be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant which has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

With respect to in-kind redemptions of the Fund, in connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date.

ADDITIONAL REDEMPTION PROCEDURES.  In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, the Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form.  If neither the redeeming Shareholder nor the Authorized Participant acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities).  The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.  Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their Shares of the Fund, or to purchase or sell Shares of such Fund on the Exchange, on days when the NAV of such Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

NAV for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by the Custodian and determined at the close of the regular trading session on the New York Stock Exchange (ordinarily 4:00 p.m., Eastern time) on each day that such Exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board.  Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.  Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available will be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities will be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices.  Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System will be valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open may create a situation where a market quote would not be readily available.  When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board.  The Board will periodically review the reliability of the Fund’s fair value methodology.  The Fund may hold portfolio securities, such as those traded on foreign exchanges that trade on weekends or other days when the Fund’s shares are not priced.  Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.  Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis for the Fund to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

The Fund makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the Fund at NAV.  Distributions reinvested in additional shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAXES

The following is a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that supplements the discussion in the Prospectus.  No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI.  New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

Regulated Investment Company (RIC) Status.  The Fund will seek to qualify for treatment as a RIC under the Code.  Provided that for each tax year the Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least an amount equal to the sum of 90% of the Fund’s net investment income for such year (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income for such year (the “Distribution Requirement”), the Fund itself generally will not be subject to federal income taxes to the extent the Fund’s income, including the Fund’s net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses), is distributed to the Fund’s shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities, foreign currencies and net income from interests in qualified publicly traded partnerships (the “90% Test”). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

If the Fund fails to satisfy the 90% Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where the Fund corrects the failure within a specified period of time.  In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject if certain requirements are met to the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund fails to qualify as a RIC for a period longer than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify for treatment as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund intends to distribute substantially all of its net investment income and its net capital gains for each taxable year.  If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares in the Fund by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution.  The Fund intends to make sufficient distributions, or deemed distributions, to avoid the application of this 4% excise tax, but can make no assurances that all such tax liability will be eliminated.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to offset capital gains in future years. The Fund is permitted to carry net capital losses forward indefinitely. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

The Fund intends to distribute to shareholders substantially all its net investment income at least monthly and net realized capital gains at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares.  The Fund’s investment strategies may significantly limit their ability to distribute dividends eligible for treatment as qualified dividend income, which for non-corporate shareholders is subject to federal income tax at rates of up to 20%.  The Fund’s investment strategies may also significantly limit their ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders.

Distributions reported to Fund shareholders as capital gain dividends will be taxable as long-term capital gains, regardless of how long each shareholder has owned the shares.  Long-term capital gains are taxed to noncorporate shareholders at rates of up to 20%.  Distributions of net short-term capital gains will be taxable to shareholders as ordinary income.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders.  A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold.  After a shareholder’s basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.  A distribution may also include return of capital, although the Fund intends to take all appropriate measures to minimize the return of capital.

The Fund’s shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund.  Distributions may be subject to state and local taxes.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” which includes interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).  This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

Shareholders who have not held Fund shares for a full year should be aware that the Fund may report and distribute to a shareholder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the shareholder’s period of investment in the Fund.

A sale or exchange of shares in the Fund may give rise to a gain or loss.  Due to the ability of the Authorized Participants to receive a full or partial cash redemption of Creation Units of the Fund, the Fund may be required to execute additional sale or exchange transactions of shares which may increase tax risk to the Fund and limit the tax efficiency of the Fund.  In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss realized on the taxable disposition of shares will be treated as short-term capital gain or loss.  Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to the shares (including any amounts credited to the shareholder as undistributed capital gains).  All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the exchanger’s basis in the Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year (and were held as capital assets in the hands of the exchanging Authorized Participant). Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.  Any loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust on behalf of the Fund has the right to reject an order for a purchase of shares of the Trust if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.  If the Fund does issue Creation Units to a purchaser (or group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax Advisers with respect to the tax treatment of any creation or redemption transaction.

Taxation of Fund Investments.  Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes.  The Fund intends to monitor their transactions, intend to make appropriate tax elections, and intend to make appropriate entries in their books and records in order to mitigate the effect of these rules and preserve their qualifications for treatment as RICs.

In particular, the Fund’s investments in options may be subject to numerous special and complex tax rules.  These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income and loss or capital gain and loss or whether capital gains and losses are long-term or short-term in nature, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses.  In turn, those rules may affect the amount, timing or character of the income distributed by the Fund.  It is anticipated that any net gain realized from the lapse or closing out of options contracts will be considered qualifying income for purposes of the 90% requirement.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to any investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.  The Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for any such taxes on their own tax returns.

Back-Up Withholding.  The Fund will be required in certain cases to withhold (as “backup withholding”) at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is 28%.  Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.

Foreign Shareholders.  Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income.  Gains realized by individual foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. For taxable years of the Fund beginning before January 1, 2014, the Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or “short-term capital gain dividend,” which would be exempt from this 30% U.S. withholding tax, provided certain other requirements are satisfied.  Foreign shareholders may, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, be subject to backup withholding on certain payments from the Fund.  Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph.  Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Unless certain non-U.S. entities that hold Fund shares comply with Internal Revenue Service requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities after December 31, 2013 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable to such entities after December 31, 2016.  A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment or fixed base maintained by the shareholder in the United States.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the Internal Revenue Service may be subject to substantial penalties.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax Advisers to determine the applicability of these regulations in light of their individual circumstances.

Other Issues.  The Fund may be subject to tax or taxes in certain states where the Fund does business.  Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax Advisers concerning their specific situations and the application of state, local and foreign taxes.

FINANCIAL STATEMENTS

Financial Statements and Annual Reports will be available after the Fund has completed a fiscal year of operations. When available, you may request a copy of the Annual Report at no charge by calling __________ or through the Trust’s website at __________.

Appendix A
DESCRIPTION OF CREDIT RATINGS

Standard & Poor’s Corporation

A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation; and

3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade

AAA	Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A	Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB	Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB” rating.

B	Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB” rating.

CCC	Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B” rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” debt rating.

C	The rating “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	The rating “CI” is reserved for income bonds on which no interest is being paid.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r	The letter “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L	The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* In the case of certificates of deposit the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR	Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

*Continuance of the rating is contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Preferred Securities

AAA	This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA	A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A	An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB	An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB	As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service, Inc.

A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Debt

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

Aaa	Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issuer.

Aa	Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba,	B, Caa, Ca, and C Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con. (---) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P)	When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

Short-Term Loans

MIG 1/VMIG 1	This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3	This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4	This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G.	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-	Leading market positions in well-established industries.

-	High rates of return on Funds employed.

-	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

-	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Preferred Securities Ratings

aaa	Preferred stocks which are rated “aaa” are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	Preferred stocks which are rated “aa” are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a	Preferred stocks which are rated “a” are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	Preferred stocks which are rated “baa” are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba	Preferred stocks which are rated “ba” are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

Appendix B

PROXY VOTING POLICIES AND PROCEDURES

Palmer Square Capital Management LLC

In accordance with Rules 30b1-4 (new) & 206(4)-6 (new) & 204-2 (amended) of the Investment Advisers Act of 1940, Palmer Square Capital Management LLC (“Palmer”) is providing all clients with a summary of its proxy voting procedures.

●
Upon opening an account with Palmer, clients are given the option to delegate proxy-voting discretion to Palmer by completing the appropriate documents.  Palmer will only exercise proxy-voting discretion over client shares in the instances where clients give Palmer discretionary authority to vote on their behalf.

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It is Palmer’s policy to vote client shares primarily in conformity with Glass Lewis & Co. recommendations, in order to limit conflict of interest issues between Palmer and its clients.  Glass Lewis & Co. and Palmer retain a record of all recommendations.

●	Glass Lewis & Co. is a neutral third party that issues recommendations based upon its own internal guidelines.

●
Palmer may vote client shares inconsistent with Glass Lewis & Co. recommendations if Palmer believes it is in the best interest of its clients.  In such a case, Palmer will have on file a written disclosure detailing why they believe Glass Lewis & Co.’s recommendation was not in the client’s best interest.

●
In situations where there is a conflict of interest in the voting of proxies due to business or personal relationships that Palmer maintains with persons having an interest in the outcome of certain votes, Palmer will take appropriate steps to ensure that its proxy voting decisions are made in the best interest of its clients.

●	Palmer votes client shares via ProxyEdge, an electronic voting platform provided by Broadridge Financial Solutions, Inc. Additionally, ProxyEdge retains a record of proxy votes for each client.

●	Annually, Palmer will file Form N-PX with the SEC, which will contain each fund’s complete proxy voting record.

●	Palmer’s Compliance Department will periodically review all proxy votes to ensure consistency with its procedures.

●	Upon request, clients can receive a copy of Palmer’s proxy voting procedures and Glass Lewis & Co.’s proxy voting guidelines.

●	These procedures are currently in effect.

If you have any questions or would like a copy of Palmer’s proxy voting procedures, Glass Lewis & Co.’s proxy voting guidelines and/or a record of how your shares were voted, please contact Palmer’s Chief Compliance Officer at 913-647-9700.

In accordance with Rules 30b1-4 (new) & 206(4)-6 (new) & 204-2 (amended) of the Investment Advisers Act of 1940, Palmer Square Capital Management LLC (“Palmer”) is providing all clients with a summary of its proxy voting procedures.

●
Upon opening an account with Palmer, clients are given the option to delegate proxy-voting discretion to Palmer by completing the appropriate documents.  Palmer will only exercise proxy-voting discretion over client shares in the instances where clients give Palmer discretionary authority to vote on their behalf.

●
It is Palmer’s policy to vote client shares primarily in conformity with Glass Lewis & Co. recommendations, in order to limit conflict of interest issues between Palmer and its clients.  Glass Lewis & Co. and Palmer retain a record of all recommendations.

●	Glass Lewis & Co. is a neutral third party that issues recommendations based upon its own internal guidelines.

●
Palmer may vote client shares inconsistent with Glass Lewis & Co. recommendations if Palmer believes it is in the best interest of its clients.  In such a case, Palmer will have on file a written disclosure detailing why they believe Glass Lewis & Co.’s recommendation was not in the client’s best interest.

●
In situations where there is a conflict of interest in the voting of proxies due to business or personal relationships that Palmer maintains with persons having an interest in the outcome of certain votes, Palmer will take appropriate steps to ensure that its proxy voting decisions are made in the best interest of its clients.

●	Palmer votes client shares via ProxyEdge, an electronic voting platform provided by Broadridge Financial Solutions, Inc. Additionally, ProxyEdge retains a record of proxy votes for each client.

●	Annually, Palmer will file Form N-PX with the SEC, which will contain each fund’s complete proxy voting record.

●	Palmer’s Compliance Department will periodically review all proxy votes to ensure consistency with its procedures.

●	Upon request, clients can receive a copy of Palmer’s proxy voting procedures and Glass Lewis & Co.’s proxy voting guidelines.

●	These procedures are currently in effect.

If you have any questions or would like a copy of Palmer’s proxy voting procedures, Glass Lewis & Co.’s proxy voting guidelines and/or a record of how your shares were voted, please contact Palmer’s Chief Compliance Officer at 913-647-9700.

PART C:  OTHER INFORMATION

Item 28.	Exhibits

(a)(1)	Certificate of Trust of Montage Managers Trust (the “Registrant” or the “Trust”) dated November 22, 2014, and as filed with the state of Delaware on November 24, 2014, is incorporated herein by reference to Exhibit (a)(1) of the Registrant’s Initial Registration Statement on Form N-1A (File Nos. 333-201441 and 811-23023), as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0001398344-15-000170 on January 12, 2015.

(a)(2)	Registrant’s Agreement and Declaration of Trust dated November 21, 2014 is incorporated herein by reference to Exhibit (a)(2) of the Registrant’s Initial Registration Statement on Form N-1A (File Nos. 333-201441 and 811-23023), as filed with the SEC via EDGAR Accession No. 0001398344-15-000170 on January 12, 2015.

(b)	Registrant’s By-Laws are incorporated herein by reference to Exhibit (b) of the Registrant’s Initial Registration Statement on Form N-1A (File Nos. 333-201441 and 811-23023), as filed with the SEC via EDGAR Accession No. 0001398344-15-000170 on January 12, 2015.

(c)	Not applicable.

(d)(1)	Investment Advisory Agreement dated June 9, 2015 between the Registrant and Tortoise Index Solutions, LLC, with respect to the Tortoise North American Pipeline Fund, is incorporated herein by reference to Exhibit (d) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-201441 and 811-23023), as filed with the SEC via EDGAR Accession No. 0001398344-15-003807 on June 9, 2015.

(d)(2)	Advisory Agreement between the Registrant and Palmer Square Capital Management LLC, with respect to the Palmer Square CLO Debt Fund and Palmer Square CLO Senior Debt Fund, to be filed by amendment.

(e)(1)	Form of ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC, with respect to the Tortoise North American Pipeline Fund, is incorporated herein by reference to Exhibit (e)(1) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-201441 and 811-23023), as filed with the SEC via EDGAR Accession No. 0001398344-15-003807 on June 9, 2015.

(e)(2)	Distribution Agreement between the Registrant and [DISTRIBUTOR], with respect to the Palmer Square CLO Debt Fund and Palmer Square CLO Senior Debt Fund, to be filed by amendment.

(e)(3)	Form of Authorized Participant Agreement dated June 9, 2015 is incorporated herein by reference to Exhibit (e)(2) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-201441 and 811-23023), as filed with the SEC via EDGAR Accession No. 0001398344-15-003807 on June 9, 2015.

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(f)	Not applicable.

(g)(1)	Form of Custody Agreement between the Registrant and U.S. Bank National Association, with respect to the Tortoise North American Pipeline Fund, is incorporated herein by reference to Exhibit (g) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-201441 and 811-23023), as filed with the SEC via EDGAR Accession No. 0001398344-15-003807 on June 9, 2015.

(g)(2)	Custody Agreement between the Registrant and [CUSTODIAN], with respect to the Palmer Square CLO Debt Fund and Palmer Square CLO Senior Debt Fund, to be filed by amendment.

(h)(1)	Form of Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, with respect to the Tortoise North American Pipeline Fund, is incorporated herein by reference to Exhibit (h)(1) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-201441 and 811-23023), as filed with the SEC via EDGAR Accession No. 0001398344-15-003807 on June 9, 2015.

(h)(2)	Form of Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, with respect to the Tortoise North American Pipeline Fund, is incorporated herein by reference to Exhibit (h)(2) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-201441 and 811-23023), as filed with the SEC via EDGAR Accession No. 0001398344-15-003807 on June 9, 2015.

(h)(3)	Form of Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, with respect to the Tortoise North American Pipeline Fund, is incorporated herein by reference to Exhibit (h)(3) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-201441 and 811-23023), as filed with the SEC via EDGAR Accession No. 0001398344-15-003807 on June 9, 2015.

(h)(4)	Administration Agreement between the Registrant and [ADMINISTRATOR], with respect to the Palmer Square CLO Debt Fund and Palmer Square CLO Senior Debt Fund, to be filed by amendment.

(h)(5)	Transfer Agency Agreement between the Registrant and [TRANSFER AGENT], with respect to the Palmer Square CLO Debt Fund and Palmer Square CLO Senior Debt Fund, to be filed by amendment.

(i)(1)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the Tortoise North American Pipeline Fund, is incorporated herein by reference to Exhibit (i) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-201441 and 811-23023), as filed with the SEC via EDGAR Accession No. 0001398344-15-003807 on June 9, 2015.

(i)(2)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the Palmer Square CLO Debt Fund Palmer Square CLO Senior Debt Fund, to be filed by amendment.

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(j)	Not applicable.

(k)	Not applicable.

(l)(1)	Seed Capital Subscription Agreement dated June 1, 2015, with respect to the Tortoise North American Pipeline Fund, is incorporated herein by reference to Exhibit (l) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-201441 and 811-23023), as filed with the SEC via EDGAR Accession No. 0001398344-15-003807 on June 9, 2015.

(l)(2)	Seed Capital Subscription Agreement, with respect to the Palmer Square CLO Debt Fund and Palmer Square CLO Senior Debt Fund, to be filed by amendment.

(m)	Form of Distribution and Service Plan is incorporated herein by reference to Exhibit (m) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-201441 and 811-23023), as filed with the SEC via EDGAR Accession No. 0001398344-15-003807 on June 9, 2015.

(n)	Not applicable.

(o)	Not applicable.

(p)(1)	Code of Ethics of the Registrant is incorporated herein by reference to Exhibit (p)(1) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-201441 and 811-23023), as filed with the SEC via EDGAR Accession No. 0001398344-15-003807 on June 9, 2015.

(p)(2)	Code of Ethics of Tortoise Index Solutions, LLC is incorporated herein by reference to Exhibit (p)(2) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-201441 and 811-23023), as filed with the SEC via EDGAR Accession No. 0001398344-15-003807 on June 9, 2015.

(p)(3)	Code of Ethics of Foreside Fund Services, LLC dated May 1, 2009, and last amended July 11, 2014, is incorporated herein by reference to Exhibit (p)(3) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-201441 and 811-23023), as filed with the SEC via EDGAR Accession No. 0001398344-15-003807 on June 9, 2015.

(p)(4)	Code of Ethics of Palmer Square Capital Management LLC to be filed by amendment.

(p)(5)	Code of Ethics of [DISTRIBUTOR], distributor for the Palmer Square CLO Debt Fund and Palmer Square CLO Senior Debt Fund, to be filed by amendment.

(q)(1)	Powers of Attorney for Messr. Neville, Jr. and Madame Rosenzweig are incorporated herein by reference to Exhibit (q) of the Registrant’s Initial Registration Statement on Form N-1A (File Nos. 333-201441 and 811-23023), as filed with the SEC via EDGAR Accession No. 0001398344-15-003058 on May 6, 2015.

(q)(2)	Power of Attorney for Messr. Henson is incorporated herein by reference to Exhibit (q)(2) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-201441 and 811-23023), as filed with the SEC via EDGAR Accession No. 0001398344-15-003807 on June 9, 2015.

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Item 29.	Persons Controlled by or under Common Control with the Fund

Not Applicable.

Item 30.	Indemnification

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.5 of the Registrant’s Agreement and Declaration of Trust, which provides:

Section 8.5.  Indemnification of Trustees, Officers, etc. Subject to the limitations, if applicable, hereinafter set forth in this Section 8.5, the Trust shall indemnify to the fullest extent permitted by law (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees former Trustees, officers, employees and agents (including Persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person’s heirs, executors, administrators or personal representative, referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether brought in the right of the Trust or otherwise, whether civil, criminal or administrative in nature, before any court or administrative or legislative body, including any appeal therefrom, in which such Covered Person may be or may have been involved as a party, potential party, non-party witness or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (“Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. In making such a determination, the Board of Trustees of the Trust shall act in conformity with then applicable law and administrative interpretations, and shall afford a Trustee requesting indemnification who is not an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, a rebuttable presumption that such Trustee did not engage in disabling conduct while acting in his capacity as a Trustee.  Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (x) the Covered Person shall have provided security for such undertaking, (y) the Trust shall be insured against losses arising by reason of any lawful advances, or (z) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification. The rights to indemnification set forth in this Declaration of Trust for Covered Persons shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives.

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Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee’s service to the Registrant, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act of 1933 and the Investment Company Act of 1940, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Item 31.          Business and other Connections of the Investment Adviser

Tortoise Index Solutions, LLC (“Tortoise”) serves as investment adviser for the Tortoise North American Pipeline Fund.  The principal address of Tortoise is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  Tortoise is an investment adviser registered under the Investment Advisers Act of 1940.

Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of Tortoise is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

Name and Position	Name of Other Company	Connection with Other Company
Michelle Kelly, Director	Tortoise Capital Advisors, L.L.C.	Managing Director since Jan. 2014; previously Director
Zachary Hamel, Director	Tortoise Capital Advisors, L.L.C.	Managing Director
	Tortoise Energy Infrastructure Fund	President since 2011
	Tortoise Power and Energy Infrastructure Fund, Inc.	President since 2011
	Tortoise MLP Fund, Inc.	President since 2010

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Name and Position	Name of Other Company	Connection with Other Company
	Tortoise Pipeline & Energy Fund, Inc.	President since 2011
	Tortoise Energy Independence Fund, Inc.	President since 2012
	Tortoise Energy Capital Corporation	President from 2011 until June 2014
	Tortoise North American Energy Corporation	Senior Vice President from 2011 until June 2014
Jeremy Goff, Director	Tortoise Capital Advisors, L.L.C.	Vice President since Jan. 2014; previously Associate
Bradley Adams, Director	Tortoise Capital Advisors, L.L.C.	Managing Director
	Tortoise Energy Infrastructure Fund	Chief Financial Officer since 2011
	Tortoise Power and Energy Infrastructure Fund, Inc.	Chief Financial Officer since 2011
	Tortoise MLP Fund, Inc.	Chief Financial Officer since 2010
	Tortoise Pipeline & Energy Fund, Inc.	Chief Financial Officer since 2011
	Tortoise Energy Independence Fund, Inc.	Chief Financial Officer since 2012
	Tortoise Energy Capital Corporation	Chief Financial Officer from 2011 until June 2014
	Tortoise North American Energy Corporation	Chief Financial Officer from 2011 until June 2014
	Montage Managers Trust	Vice President since April 2015
Diane Bono, Chief Compliance Officer	Tortoise Capital Advisors, L.L.C.	Chief Compliance Officer
	Tortoise Energy Infrastructure Fund	Chief Compliance Officer since 2006; Secretary since May 2013; Assistant Secretary from 2007 until May 2013
	Tortoise Power and Energy Infrastructure Fund, Inc.	Chief Compliance Officer since 2007; Secretary since May 2013; Assistant Secretary from 2007 until May 2013

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Name and Position	Name of Other Company	Connection with Other Company
	Tortoise MLP Fund, Inc.	Chief Compliance Officer since 2010; Secretary since May 2013
	Tortoise Pipeline & Energy Fund, Inc.	Chief Compliance Officer since 2011; Secretary since May 2013
	Tortoise Energy Independence Fund, Inc.	Chief Compliance Officer since 2012; Secretary since May 2013
	Tortoise Energy Capital Corporation	Chief Compliance Officer from 2006 until June 2014; Secretary from May 2013 until June 2014; Assistant Secretary from 2007 until May 2013
	Tortoise North American Energy Corporation	Chief Compliance Officer from 2006 until June 2014; Secretary from May 2013 until June 2014; Assistant Secretary from 2007 until May 2013
Connie Savage, Chief Operating Officer	Tortoise Capital Advisors, L.L.C.	Managing Director and Chief Operating Officer since Jan. 2015; previously Director and Controller
	Tortoise Energy Infrastructure Fund	Secretary from 2007 until May 2013
	Tortoise Power and Energy Infrastructure Fund, Inc.	Secretary from 2007 until May 2013
	Tortoise MLP Fund, Inc.	Secretary from 2010 until May 2013
	Tortoise Pipeline & Energy Fund, Inc.	Secretary from 2011 until May 2013
	Tortoise Energy Independence Fund, Inc.	Secretary from 2012 until May 2013
	Tortoise Energy Capital Corporation	Secretary from 2007 until May 2013
	Tortoise North American Energy Corporation	Secretary from 2007 until May 2013

Palmer Square Capital Management LLC (“Palmer Square”) will serve as investment adviser for the Palmer Square CLO Debt Fund and Palmer Square CLO Senior Debt Fund. The principal address of Palmer Square is 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, Kansas 66205.  Palmer Square is an investment adviser registered under the Investment Advisers Act of 1940.

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Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of Palmer Square is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows: [Chart to be completed by amendment]

Palmer Square

Name and Position	Name of Other Company	Connection with Other Company

Item 32.            Principal Underwriters

(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Absolute Shares Trust
2.	AdvisorShares Trust
3.	ALTMFX Trust
4.	American Beacon Funds
5.	American Beacon Select Funds
6.	Ark ETF Trust
7.	Avenue Mutual Funds Trust
8.	BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios
9.	BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios
10.	Bridgeway Funds, Inc.
11.	Calamos ETF Trust
12.	Cane Alternative Strategies Fund, Series of Northern Lights Fund Trust III
13.	Capital Innovations Global Agri, Timber, Infrastructure Fund, Series of Investment Managers Series Trust
14.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust
15.	Context Capital Funds
16.	CornerCap Group of Funds
17.	Corsair Opportunity Fund
18.	Direxion Shares ETF Trust
19.	Evanston Alternative Opportunities Fund
20.	Exchange Traded Concepts Trust II
21.	FlexShares Trust
22.	Forum Funds
23.	Forum Funds II
24.	FQF Trust
25.	FSI Low Beta Absolute Return Fund
26.	Gottex Trust
27.	Henderson Global Funds
28.	Horizon Spin-off and Corporate Restructuring Fund, Series of Investment Managers Series Trust (f/k/a Liberty Street Horizon Fund)
29.	Horizons ETF Trust
30.	Infinity Core Alternative Fund
31.	Ironwood Institutional Multi-Strategy Fund LLC

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32.	Ironwood Multi-Strategy Fund LLC
33.	Little Harbor Multistrategy Composite Fund
34.	Manor Investment Funds
35.	Outlook Funds Trust
36.	Palmer Square Opportunistic Income Fund
37.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
38.	Pine Grove Alternative Fund
39.	Pine Grove Alternative Institutional Fund
40.	Plan Investment Fund, Inc.
41.	PMC Funds, Series of Trust for Professional Managers
42.	Precidian ETFs Trust
43.	Quaker Investment Trust
44.	Recon Capital DAX Germany ETF, Series of ETF Series Trust
45.	Recon Capital FTSE 100 ETF (UK), Series of ETF Series Trust
46.	Recon Capital NASDAQ 100 Covered Call ETF, Series of ETF Series Trust
47.	Renaissance Capital Greenwich Funds
48.	RevenueShares ETF Trust
49.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
50.	Salient MF Trust
51.	SharesPost 100 Fund
52.	Sound Shore Fund, Inc.
53.	Steben Alternative Investment Funds
54.	Steben Select Multi-Strategy Fund
55.	The 504 Fund
56.	The Roxbury Funds
57.	TIFF Investment Program
58.	Toroso Newfound Tactical Allocation Fund, Series of Investment Managers Series Trust
59.	TrimTabs ETF Trust
60.	Turner Funds
61.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
62.	Wintergreen Fund, Inc.
63.	WisdomTree Trust

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(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza Suite 100 Portland, ME 04101	President	None
Richard J. Berthy	Three Canal Plaza Suite 100 Portland, ME 04101	Vice President, Treasurer and Manager	None
Jennifer E. Hoopes	Three Canal Plaza Suite 100 Portland, ME 04101	Secretary	None
Nanette K. Chern	Three Canal Plaza Suite 100 Portland, ME 04101	Vice President and Chief Compliance Officer	None
Lisa S. Clifford	Three Canal Plaza Suite 100, Portland, ME 04101	Vice President and Managing Director of Compliance	None
Paula R. Watson	Three Canal Plaza Suite 100 Portland, ME 04101	Assistant Secretary	None

(c)        Not applicable.

[Item 32 information for distributor of Palmer Square CLO Debt Fund and Palmer Square CLO Senior Debt Fund to be provided by amendment.]

Item 33.           Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

Registrant:
Montage Managers Trust
11300 Tomahawk Creek Parkway, Suite 200
Leawood, Kansas 66211

Advisers:
Tortoise Index Solutions, LLC (for the Tortoise North American Pipeline Fund)
11550 Ash Street, Suite 300
Leawood, Kansas 66211

Palmer Square Capital Management LLC (for the Palmer Square CLO Debt Fund and Palmer Square CLO Senior Debt Fund)
2000 Shawnee Mission Parkway, Suite 300
Mission Woods, Kansas 66205

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Principal Underwriters:
Foreside Fund Services, LLC (for the Tortoise North American Pipeline Fund)
Three Canal Plaza, Suite 100
Portland, Maine 04101

[Principal Underwriter information for Palmer Square CLO Debt Fund and Palmer Square CLO Senior Debt Fund to be provided by amendment.]

Custodians:
U.S. Bank National Association (for the Tortoise North American Pipeline Fund)
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

[Custodian information for Palmer Square CLO Debt Fund and Palmer Square CLO Senior Debt Fund to be provided by amendment.]

Item 34.           Management Services

Not Applicable.

Item 35.           Undertakings

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Mission Woods and State of Kansas, on this 17th day of June, 2015.

Montage Managers Trust

/s / Gary Henson
Gary Henson
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacity and on the date indicated.

Signature	Title	Date

/s/ Gary Henson	President, Trustee and	June 17, 2015
Gary Henson	Principal Executive Officer

/s/ David L. Henriksen	Treasurer, Principal Financial	June 17, 2015
David L. Henriksen	Officer and Principal Accounting Officer

/s/ Megan W. Rosenzweig*	Trustee	June 17, 2015
Megan W. Rosenzweig

/s/ James W. Neville, Jr. *	Trustee	June 17, 2015
James W. Neville, Jr.

*	/s/ Gary Henson
Gary Henson
Attorney-in-fact pursuant to power of attorney

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